UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Absolute Return 300 Fund®

Annual report
10 | 31 | 17

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam
Absolute Return
300 Fund®

Annual report
10 | 31 | 17

Consider these risks before investing: Allocation of assets among fixed-income strategies and sectors may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 12, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Albert Chan, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

Overall, it was a generally supportive environment for riskier assets. Volatility was low except for a short-lived spike in mid-May, when investors grew more concerned that the Trump administration may continue to struggle to advance its policy agenda.

Looking first at the economic backdrop, U.S. gross domestic product [GDP] improved as the period progressed, and registered two consecutive quarters of 3% or better annualized growth in the second and third quarters of 2017. Despite business disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate fell to a 17-year low in October. The jobless rate, which changed little over the course of 2016, dropped from 4.8% to 4.1% since the beginning of 2017, a sign that the labor market is heating up, in our view.

Overseas, the 19-country eurozone economy grew at an annualized rate of 2.6% in 2017’s third quarter, and appears on course for its strongest year since 2007. Meanwhile, Japan’s economy grew at an annualized pace of 1.4% in the July–September quarter, marking the

Absolute Return 300 Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

country’s seventh-straight quarter of growth — its longest streak since 2001.

For the first time in a decade, the world’s major economies appear to be growing in sync. This parallel growth trend has been fueled by low interest rates and other stimulus measures by central banks, along with the gradual fading of crises that over the years ricocheted from the United States to Greece, Brazil, and elsewhere. All 45 countries monitored by the Organization for Economic Cooperation and Development [OECD] are on track to grow this year, and 33 of them are poised to accelerate from a year ago, according to the OECD.

Turning to interest rates, the yield on the benchmark 10-year U.S. Treasury spiked in November and December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also moved higher on the decision by the Federal Reserve to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters.

At its policy meetings in September and October 2017, the Fed left the target for short-term interest rates unchanged at a range of 1% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates in December 2017 and three times in 2018. In October 2017, the Fed began the process of

4 Absolute Return 300 Fund

shrinking its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

Also in October, the European Central Bank [ECB] said it would continue purchasing government bonds into 2018, but in reduced monthly amounts. In our view, this announcement marks a milestone policy shift signaling that the ECB will follow the U.S. Fed on a path toward higher interest rates. In our view, this decision marks the beginning of the end of a policy tool the ECB adopted to stave off deflation: large-scale purchases of eurozone government bonds, known as quantitative easing.

The fund generated a solid gain for the 12-month period. Which holdings and strategies bolstered performance?

Our mortgage-credit strategies were the top overall contributor, led by holdings of mezzanine commercial mortgage-backed securities [CMBS]. Our positions in CMBS that were issued before the 2008 financial crisis performed particularly well in January 2017. However, CMBS as a whole faced headwinds during much of the period due to concerns about softness in the retail industry. Although we agree that retailers face challenges as consumers shift from making purchases in traditional brick-and-mortar stores to shopping online, we believe the CMBS held by the fund have enough credit protection to withstand this trend.

Elsewhere within mortgage credit, non-agency residential mortgage-backed securities [RMBS] also aided the fund’s performance. Within RMBS, positions in agency credit risk transfer securities [CRTs] performed particularly well, as a combination of relatively high yields, high-quality collateral, and rising prices for residential real estate continued to attract investors to this growing market. Positions in pay-option adjustable-rate MBS provided a further modest boost within the fund’s RMBS allocation. These securities benefited from a generally favorable risk environment, as well as the fact that there was no new supply of these bonds coming to market.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Allocations to corporate credit — both investment grade and high yield — also notably contributed to performance. Credit spreads tightened substantially during a period characterized by robust demand for higher-yielding securities, a strengthening U.S. economy, better-than-expected earnings growth at many firms, a recovery in oil prices, and a low rate of defaults among high-yield issuers.

Were there other parts of the portfolio that contributed?

Our active currency strategies benefited from long exposure to the Swedish krona and the euro during the second half of the period, when both of these currencies strengthened versus the U.S. dollar.

Emerging-market [EM] debt continued to be a productive part of the portfolio, led by investments in Brazil, Russia, and Argentina. In general, relatively stable oil prices aided our EM holdings, as did persistent investor demand for high-yielding securities. Argentine bonds were also helped by pro-business reforms championed by the country’s president. Positions in Brazil responded positively when the country’s central bank cut its benchmark interest rate by more than investors were expecting, and also rallied when Brazil’s senate passed a labor reform bill in July.

How did your interest-rate and yield-curve positioning affect results?

Our “term structure” strategies modestly contributed this period. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration modestly negative for most of the period. We also positioned the portfolio to benefit should the U.S. Treasury yield curve steepen. This strategy was particularly effective in the immediate aftermath of the U.S. presidential election when Treasury yields rose sharply across the curve and the curve became steeper.

Our investments in Greek government debt were an additional contributor. Greek bonds rallied when the country’s creditors agreed to release the next tranche of an €86 billion ($96.5 billion) bailout.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 300 Fund

Which strategies weren’t as productive this period?

There were no notable detractors, but our strategies targeting prepayment risk had only a marginally positive impact on performance. On the plus side, holdings of interest-only collateralized mortgage obligations [IO CMOs] contributed. A combination of investor demand for higher-yielding securities, rising mortgage rates, and constrained lending activity caused by stringent bank underwriting standards resulted in a subdued rate of mortgage refinancing. As a result, prepayment speeds on the mortgages underlying our IO CMO positions stayed below market expectations. However, adverse results from our “mortgage basis” strategy, in which we sought to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries, largely negated the benefit of our IO CMO positions.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Lastly, we utilized currency forward contracts to hedge the foreign exchange-rate risk associated with bonds not denominated in U.S. dollars, and to gain exposure to specific currencies.

What is your near-term outlook?

In October 2017, the Fed began the process of reducing its $4.5 trillion bond portfolio. The central bank stopped adding to its portfolio three years ago, but has been reinvesting the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 300 Fund 7

proceeds of maturing bonds to maintain the size of its balance sheet. These reinvestments helped keep a lid on long-term interest rates, and we think letting securities mature without reinvesting may put upward pressure on rates. That said, we think the incremental nature of the plan suggests that rate volatility may be limited, at least initially.

Given the synchronized expansion that appears to be occurring across various global economies, we think bond yields are too low. Although we don’t believe yields are likely to rise significantly this year, partly due to strong global demand for U.S. bonds, we think it’s likely that they’ll be higher by the end of 2018. There are a lot of variables influencing our rate outlook: potentially significant changes to the Fed’s Board of Governors in 2018; the prospect of tax reform in the United States; the impact of tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential for geopolitical flare-ups. So, while there are a variety of cross-currents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Given this outlook, what risk segments do you find to be most attractive?

Prepayment risk remains attractive to us because we think relatively tight mortgage-lending standards may continue to limit refinancing activity.

Within corporate credit, we think valuations are not as attractive as they were a year ago, but continue to look fair to us, in light of our positive outlook for corporate fundamentals and the U.S. economy.

Within mortgage credit, we think CMBS could benefit from employment growth, low interest rates, and a continuation of the current economic expansion. While we expect some degree of losses related to regional malls, we’re also encouraged by the fact that many malls are attempting to repurpose their space to attract new types of tenants. We believe the non-agency RMBS market continues to be supported by an improving housing market and shrinking supply. We continue to like agency credit-risk transfer securities on the basis of fundamentals and underlying collateral, but have become more cautious from a valuation perspective.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 300 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	25.39%	2.59%	12.37%	2.36%	4.98%	1.63%	6.24%
After sales charge	24.14	2.47	11.25	2.15	3.93	1.29	5.18
Class B (12/23/08)
Before CDSC	22.73	2.34	11.15	2.14	4.34	1.43	5.96
After CDSC	22.73	2.34	11.15	2.14	4.34	1.43	4.96
Class C (12/23/08)
Before CDSC	17.32	1.82	8.19	1.59	2.66	0.88	5.43
After CDSC	17.32	1.82	8.19	1.59	2.66	0.88	4.43
Class M (12/23/08)
Before sales charge	24.58	2.51	12.07	2.31	4.81	1.58	6.12
After sales charge	23.64	2.43	11.23	2.15	4.02	1.32	5.33
Class P (8/31/16)
Net asset value	28.12	2.84	13.71	2.60	5.79	1.89	6.54
Class R (12/23/08)
Net asset value	22.58	2.33	10.98	2.10	4.18	1.37	5.96
Class R6 (7/2/12)
Net asset value	28.20	2.85	13.78	2.62	5.71	1.87	6.45
Class Y (12/23/08)
Net asset value	28.16	2.84	13.75	2.61	5.82	1.90	6.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Absolute Return 300 Fund 9

Comparative index returns For periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.04%	0.23%	1.29%	0.26%	1.11%	0.37%	0.69%
Bloomberg
Barclays U.S.
Aggregate Bond	40.65	3.93	10.60	2.04	7.37	2.40	0.90
Index

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,273 and $11,732, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $12,364. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $12,812, $12,258, $12,820, and $12,816, respectively.

Fund price and distribution information For the 12-month period ended 10/31/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.294		$0.275	$0.205	$0.291		$0.304	$0.250	$0.326	$0.326
Capital gains	—		—	—	—		—	—	—	—
Total	$0.294		$0.275	$0.205	$0.291		$0.304	$0.250	$0.326	$0.326
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$9.76	$9.86	$9.71	$9.65	$9.73	$9.80	$9.79	$9.77	$9.82	$9.79
10/31/17	10.06	10.16	10.00	9.96	10.02	10.10	10.11	10.09	10.11	10.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Absolute Return 300 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	25.02%	2.58%	12.57%	2.40%	3.70%	1.22%	6.14%
After sales charge	23.77	2.46	11.44	2.19	2.66	0.88	5.08
Class B (12/23/08)
Before CDSC	22.36	2.33	11.56	2.21	3.07	1.01	5.96
After CDSC	22.36	2.33	11.56	2.21	3.07	1.01	4.96
Class C (12/23/08)
Before CDSC	17.09	1.82	8.49	1.64	1.40	0.46	5.44
After CDSC	17.09	1.82	8.49	1.64	1.40	0.46	4.44
Class M (12/23/08)
Before sales charge	24.33	2.51	12.38	2.36	3.63	1.20	6.24
After sales charge	23.40	2.43	11.54	2.21	2.85	0.94	5.44
Class P (8/31/16)
Net asset value	27.74	2.83	14.02	2.66	4.50	1.48	6.44
Class R (12/23/08)
Net asset value	22.33	2.33	11.28	2.16	3.01	0.99	5.97
Class R6 (7/2/12)
Net asset value	27.95	2.85	14.20	2.69	4.53	1.49	6.56
Class Y (12/23/08)
Net asset value	27.78	2.84	14.05	2.66	4.54	1.49	6.47

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/16	0.70%	0.90%	1.45%	0.75%	0.45%*	0.95%	0.45%	0.45%
Annualized expense ratio
for the six-month period
ended 10/31/17†‡	0.72%	0.92%	1.47%	0.77%	0.47%	0.97%	0.47%	0.47%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower distribution (12b-1) fees applicable to class P shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.13% from annualizing the performance fee adjustment for the six months ended 10/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.66	$4.68	$7.46	$3.92	$2.39	$4.93	$2.39	$2.39
Ending value (after expenses)	$1,018.20	$1,017.30	$1,014.30	$1,018.30	$1,019.20	$1,017.10	$1,019.20	$1,020.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Absolute Return 300 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.67	$4.69	$7.48	$3.92	$2.40	$4.94	$2.40	$2.40
Ending value (after expenses)	$1,021.58	$1,020.57	$1,017.80	$1,021.32	$1,022.84	$1,020.32	$1,022.84	$1,022.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into

14 Absolute Return 300 Fund

various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Absolute Return 300 Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 300 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 300 Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Absolute Return 300 Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, including in the case of your fund, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of

Absolute Return 300 Fund 19

your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the

20 Absolute Return 300 Fund

experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2016. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses trailed the fund’s targeted annual return, which is the return of its benchmark plus 300 basis points, over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the

Absolute Return 300 Fund 21

Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Absolute Return 300 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 12, 2017

24 Absolute Return 300 Fund

The fund’s portfolio 10/31/17

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)*	amount	Value
Agency collateralized mortgage obligations (18.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC (-3.667 x 1 Month US LIBOR) + 24.42%,
19.877%, 5/15/35	$84,404	$121,708
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.80%,
19.254%, 11/15/35	203,475	290,796
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.28%,
18.187%, 12/15/36	118,278	163,586
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.95%,
13.779%, 6/15/34	418,535	495,142
IFB Ser. 3852, Class NT (-1 x 1 Month US LIBOR) + 6.00%,
4.761%, 5/15/41	4,544,849	4,482,858
Ser. 4601, Class IC, IO, 4.00%, 12/15/45	4,996,980	838,688
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	4,813,738	740,704
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	4,333,547	593,622
Ser. 4591, Class QI, IO, 3.50%, 4/15/46	8,442,907	1,283,575
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	4,275,827	820,898
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	8,055,906	1,060,293
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	8,004,782	1,015,607
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	5,219,521	529,520
Ser. 4182, Class PI, IO, 3.00%, 12/15/41	12,082,902	930,081
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,486,695	433,367
FRB Ser. 8, Class A9, IO, 0.456%, 11/15/28 W	263,348	3,621
FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43 W	702,776	6,918
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	1,084,958	7,968
Ser. 3835, Class FO, PO, zero %, 4/15/41	8,915,097	7,658,853
Federal National Mortgage Association
IFB Ser. 05-74, Class NK (-5 x 1 Month US LIBOR) + 27.50%,
21.311%, 5/25/35	64,741	88,379
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.661%, 6/25/37	176,472	255,747
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.536%, 8/25/35	126,394	162,172
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.424%, 5/25/40	1,198,495	1,385,451
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	4,752,746	1,129,723
Ser. 397, Class 2, IO, 5.00%, 9/25/39	488,199	100,246
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	2,809,207	464,165
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,936,932	596,124
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	8,469,538	1,153,830
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	4,605,064	575,670
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	5,127,570	486,357
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	6,298,694	881,914
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	5,932,412	660,770
Ser. 6, Class BI, IO, 3.00%, 12/25/42	10,180,503	674,499
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,985,798	232,722
Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	15,143,207	1,139,087
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	8,153,393	566,450
Ser. 98-W5, Class X, IO, 0.525%, 7/25/28 W	519,494	25,325

Absolute Return 300 Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 98-W2, Class X, IO, 0.387%, 6/25/28 W	$1,701,701	$82,958
Ser. 07-44, Class CO, PO, zero %, 5/25/37	35,258	29,184
Government National Mortgage Association
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	3,401,335	716,392
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	3,805,585	807,203
Ser. 14-69, Class PI, IO, 5.00%, 4/20/44	4,706,913	846,509
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	4,665,230	1,031,393
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	4,510,379	975,342
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	147,173	10,831
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	929,447	201,901
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	5,623,796	1,181,222
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	17,958,591	3,906,981
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	12,544,041	2,649,427
IFB Ser. 16-77, Class SC, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.861%, 10/20/45	5,125,060	942,159
IFB Ser. 13-99, Class VS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.861%, 7/16/43	1,773,986	274,560
IFB Ser. 11-17, Class S, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.811%, 2/20/41	2,584,749	396,301
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	5,716,868	1,117,775
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	4,992,889	1,105,825
Ser. 12-129, IO, 4.50%, 11/16/42	3,983,339	908,082
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	228,788	29,251
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	3,638,730	712,765
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	2,521,759	580,408
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	721,859	30,670
Ser. 15-94, IO, 4.00%, 7/20/45	166,681	37,550
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	2,022,747	212,109
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	4,429,923	720,793
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,205,098	207,811
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	5,953,741	865,317
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	15,851,583	1,805,448
Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	6,662,230	1,024,771
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	5,149,908	688,800
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	7,331,962	1,297,706
Ser. 13-76, IO, 3.50%, 5/20/43	3,344,262	505,285
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	4,319,448	599,323
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	5,038,597	696,939
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,896,894	293,355
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	7,682,051	530,784
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	1,643,200	149,511
Ser. 183, Class AI, IO, 3.50%, 10/20/39	5,492,719	591,615
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	7,263,674	573,104
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	3,667,190	282,531
Ser. 16-H13, Class IK, IO, 2.595%, 6/20/66 W	17,929,183	2,420,440
Ser. 16-H23, Class NI, IO, 2.422%, 10/20/66 W	10,026,277	1,366,582
Ser. 17-H03, Class DI, IO, 2.384%, 12/20/66 W	4,885,215	686,983
Ser. 17-H02, Class BI, IO, 2.342%, 1/20/67 W	3,241,523	445,061

26 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H06, Class BI, IO, 2.32%, 2/20/67 W	$14,517,228	$1,971,440
Ser. 17-H11, Class NI, IO, 2.188%, 5/20/67 W	5,241,965	713,783
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	3,236,286	347,901
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	11,825,051	1,293,661
Ser. 15-H19, Class NI, IO, 1.914%, 7/20/65 W	17,570,904	1,855,487
Ser. 16-H02, Class BI, IO, 1.87%, 11/20/65 W	12,305,127	1,277,334
Ser. 15-H25, Class EI, IO, 1.85%, 10/20/65 W	13,461,193	1,329,966
Ser. 15-H18, Class IA, IO, 1.827%, 6/20/65 W	10,906,427	847,429
Ser. 17-H14, Class DI, IO, 1.707%, 6/20/67 W	6,795,400	571,242
Ser. 15-H09, Class BI, IO, 1.691%, 3/20/65 W	14,752,325	1,295,608
Ser. 15-H10, Class EI, IO, 1.636%, 4/20/65 W	16,292,893	974,168
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W	14,422,305	1,264,836
Ser. 14-H14, Class CI, IO, 1.587%, 7/20/64 W	17,622,837	1,068,384
Ser. 11-H15, Class AI, IO, 1.57%, 6/20/61 W	9,300,692	587,106
Ser. 15-H28, Class DI, IO, 1.553%, 8/20/65 W	11,106,570	826,451
Ser. 11-H08, Class GI, IO, 1.252%, 3/20/61 W	11,510,256	572,060
Ser. 10-151, Class KO, PO, zero %, 6/16/37	813,569	690,200
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	47,346	1
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	133,407	1,167
FRB Ser. 98-3, IO, zero %, 9/19/27 W	61,946	1
FRB Ser. 98-4, IO, zero %, 12/19/26 W	95,793	1
		84,083,619
Commercial mortgage-backed securities (17.4%)
Banc of America Commercial Mortgage Trust
FRB Ser. 05-1, Class B, 5.429%, 11/10/42 W	2,257,023	1,813,585
FRB Ser. 07-1 Class XW, IO, 0.218%, 1/15/49 W	1,274,507	4,787
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.048%, 7/10/42 W	158,254	55
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.531%, 1/12/45 W	1,688,000	1,527,640
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.301%, 3/11/39 W	3,798,738	2,969,281
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class E,
6.078%, 4/15/44 W	1,922,640	963,867
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.422%, 11/10/46 W	17,740,683	729,798
FRB Ser. 14-GC21, Class XA, IO, 1.246%, 5/10/47 W	11,815,536	735,009
FRB Ser. 14-GC19, Class XA, IO, 1.204%, 3/10/47 W	16,752,184	886,023
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.816%, 9/10/45 W	8,367,905	563,327
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.842%, 5/15/46 W	1,192,795	1,218,759
COMM Mortgage Pass-Through Certificates 144A FRB Ser. 12-CR3,
Class E, 4.76%, 10/15/45 W	750,000	638,903
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.735%, 5/10/47 W	956,000	940,019
FRB Ser. 14-LC15, Class XA, IO, 1.33%, 4/10/47 W	8,981,518	462,081

Absolute Return 300 Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR19, Class XA, IO, 1.23%, 8/10/47 W	$36,910,270	$1,905,751
FRB Ser. 14-UBS4, Class XA, IO, 1.226%, 8/10/47 W	9,152,190	508,650
FRB Ser. 14-CR20, Class XA, IO, 1.164%, 11/10/47 W	14,945,304	839,627
FRB Ser. 13-CR11, Class XA, IO, 1.131%, 8/10/50 W	59,233,686	2,807,822
FRB Ser. 14-UBS6, Class XA, IO, 1.024%, 12/10/47 W	25,099,993	1,213,334
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,081,310
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	1,503,000	1,011,710
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.307%, 2/15/41 W	4,668,000	3,781,080
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	278,096	277,679
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	154,813	155,485
FRB Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	971,073	10
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.798%, 4/15/50 W	1,086,000	953,673
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.34%, 8/10/44 W	2,440,000	2,542,441
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class XA, IO, 1.12%, 1/10/47 W	23,893,424	1,147,506
FRB Ser. 15-GC30, Class XA, IO, 0.887%, 5/10/50 W	16,420,742	783,269
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	1,724,376	1,657,470
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	1,219,000	1,129,797
FRB Ser. 13-GC12, Class D, 4.446%, 6/10/46 W	1,301,000	1,163,094
FRB Ser. 13-GC10, Class E, 4.412%, 2/10/46 W	1,864,000	1,458,213
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class XA, IO, 1.163%, 4/15/47 W	28,159,338	813,974
FRB Ser. 14-C24, Class XA, IO, 1.06%, 11/15/47 W	16,046,541	705,598
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.889%, 1/15/47 W	1,306,000	1,231,513
FRB Ser. C14, Class D, 4.569%, 8/15/46 W	1,497,000	1,335,551
FRB Ser. 14-C25, Class D, 3.946%, 11/15/47 W	567,000	445,530
FRB Ser. 14-C26, Class D, 3.924%, 1/15/48 W	342,000	286,659
FRB Ser. 14-C24, Class D, 3.924%, 11/15/47 W	741,000	633,350
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-C10, Class XA, IO, 1.118%, 12/15/47 W	43,425,984	1,997,508
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.322%, 2/12/51 W	488,789	488,789
FRB Ser. 07-CB20, Class C, 6.322%, 2/12/51 W	920,000	901,600
FRB Ser. 11-C3, Class E, 5.615%, 2/15/46 W	2,136,000	2,133,213
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	2,332,000	2,306,695
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	327,000	334,131
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.26%, 2/15/40 W	457,748	58

28 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.005%, 6/12/43 W	$4,140,589	$41
Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C13, Class XA, IO, 1.101%, 11/15/46 W	48,604,427	2,230,457
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.697%, 8/15/47 W	2,809,000	2,387,560
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	4,055,000	3,266,071
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B,
5.448%, 11/12/41 W	1,036,000	983,929
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class XA, IO,
2.097%, 3/15/45 W	9,379,369	679,567
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class XA, IO, 1.373%, 5/10/63 W	8,078,757	402,993
FRB Ser. 13-C5, Class XA, IO, 0.998%, 3/10/46 W	47,319,597	1,973,227
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.027%, 6/15/45 W	1,150,442	865,708
FRB Ser. 06-C29, IO, 0.271%, 11/15/48 W	13,950,784	558
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.294%, 7/15/46 W	749,000	719,116
FRB Ser. 14-LC16, Class XA, IO, 1.372%, 8/15/50 W	27,112,013	1,463,506
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.294%, 7/15/46 W	2,166,000	2,013,957
FRB Ser. 12-LC5, Class XA, IO, 1.798%, 10/15/45 W	10,199,894	731,761
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C,
4.383%, 12/15/45 W	816,000	802,976
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	603,000	617,795
Ser. 11-C4, Class D, 5.247%, 6/15/44 W	604,000	599,126
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	1,068,000	1,032,613
FRB Ser. 12-C7, Class D, 4.826%, 6/15/45 W	1,621,000	1,514,743
FRB Ser. 13-C15, Class D, 4.479%, 8/15/46 W	1,942,000	1,679,578
FRB Ser. 12-C10, Class D, 4.448%, 12/15/45 W	1,546,000	1,377,148
FRB Ser. 12-C10, Class E, 4.448%, 12/15/45 W	1,658,000	1,253,863
Ser. 13-C14, Class E, 3.25%, 6/15/46	1,065,000	739,332
FRB Ser. 11-C5, Class XA, IO, 1.759%, 11/15/44 W	10,095,137	556,040
FRB Ser. 12-C9, Class XB, IO, 0.705%, 11/15/45 W	46,094,000	1,452,053
		80,828,942
Residential mortgage-backed securities (non-agency) (6.8%)
BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 1 Month US LIBOR
+ 0.17%, 1.407%, 6/26/35	1,033,552	1,018,941
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 1 Month
US LIBOR + 4.30%, 5.538%, 7/25/25 (Bermuda)	606,508	618,200
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
1 Month US LIBOR + 0.35%, 1.588%, 3/25/37	1,175,248	983,021
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.44%, 6/25/46 W	776,432	699,255
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.884%, 6/25/46	3,747,813	3,222,370
FRB Ser. 05-27, Class 1A1, 1.713%, 8/25/35 W	1,358,665	1,156,767

Absolute Return 300 Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.569%, 11/20/35	$4,814,824	$4,572,841
FRB Ser. 06-OA10, Class 2A1, 1 Month US LIBOR + 0.19%,
1.428%, 8/25/46	778,015	637,973
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.428%, 8/25/46	335,144	278,170
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, 1 Month US LIBOR + 0.62%, 1.858%, 4/25/35	650,573	548,111
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
1 Month US LIBOR + 10.50%, 11.738%, 10/25/28	314,764	419,760
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
1 Month US LIBOR + 10.00%, 11.238%, 7/25/28	656,649	864,847
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
1 Month US LIBOR + 9.35%, 10.588%, 4/25/28	1,778,290	2,288,847
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
1 Month US LIBOR + 7.55%, 8.788%, 12/25/27	797,545	965,637
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
1 Month US LIBOR + 5.15%, 6.388%, 10/25/29	300,000	323,174
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
1 Month US LIBOR + 4.70%, 5.938%, 4/25/28	650,000	754,786
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
1 Month US LIBOR + 12.25%, 13.488%, 9/25/28	1,589,427	2,302,437
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
1 Month US LIBOR + 11.75%, 12.988%, 10/25/28	840,000	1,206,187
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.138%, 10/25/28	1,450,000	1,663,053
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.938%, 4/25/28	1,789,694	2,015,215
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
1 Month US LIBOR + 4.55%, 5.788%, 2/25/25	224,568	239,628
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.538%, 2/25/25	342,097	367,563
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.488%, 4/25/29	80,000	89,492
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	46,246	49,522
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	141,516	149,730
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
1 Month US LIBOR + 3.60%, 4.838%, 1/25/30	370,000	351,787
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2,
1 Month US LIBOR + 3.00%, 4.238%, 7/25/24	120,000	126,763
GSAA Home Equity Trust FRB Ser. 05-15, Class 2A2, 1 Month
US LIBOR + 0.25%, 1.488%, 1/25/36	938,661	677,713
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
1 Month US LIBOR + 0.20%, 1.438%, 6/25/37	852,861	527,708
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 1 Month US LIBOR + 0.18%, 1.418%, 1/25/37	634,954	597,922

30 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (42.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.278%, 9/25/35 W	$912,048	$915,603
FRB Ser. 05-AR13, Class A1C3, 1 Month US LIBOR + 0.49%,
1.728%, 10/25/45	1,028,840	1,009,989
		31,643,012
Total mortgage-backed securities (cost $201,349,670)		$196,555,573

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (33.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.1%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/47	$11,000,000	$11,659,141
4.00%, TBA, 11/1/47	7,000,000	7,350,547
		19,009,688
U.S. Government Agency Mortgage Obligations (29.2%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, TBA, 11/1/47	2,000,000	2,099,062
3.50%, TBA, 12/1/47	47,000,000	48,228,242
3.50%, TBA, 11/1/47	47,000,000	48,310,858
3.00%, TBA, 11/1/47	12,000,000	12,007,500
2.50%, TBA, 11/1/47	26,000,000	25,104,219
		135,749,881
Total U.S. government and agency mortgage obligations (cost $154,976,837)		$154,759,569

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
2.00%, 9/30/20 §	$382,000	$384,925
1.125%, 9/30/21 [i]	126,000	122,535
Total U.S. treasury obligations (cost $504,431)		$507,460

	Principal
CORPORATE BONDS AND NOTES (25.6%)*	amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$950,000	$1,047,704
Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	800,000	930,070
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	734,000	787,215
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,000,000	1,093,750
		3,858,739
Capital goods (1.9%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. notes 4.25%, 9/15/22 (Ireland)	1,000,000	1,030,000
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	500,000	520,000
Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	3,580,000	4,405,932
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,000,000	1,100,000

Absolute Return 300 Fund 31

	Principal
CORPORATE BONDS AND NOTES (25.6%)* cont.	amount	Value
Capital goods cont.
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	$1,025,000	$1,063,438
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	500,000	516,250
		8,635,620
Communication services (1.3%)
AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,800,000	1,821,764
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	640,000	708,347
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,694,000	1,707,044
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	185,000	196,331
Verizon Communications, Inc. sr. unsec. unsub. notes
2.946%, 3/15/22	1,557,000	1,581,343
		6,014,829
Consumer cyclicals (3.0%)
Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	2,008,000	2,050,677
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	552,000	587,728
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	1,000,000	1,035,000
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	1,856,000	2,006,679
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	596,000	662,056
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	279,000	303,618
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	596,781
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	500,000	523,750
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,200,000	1,234,500
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	3,790,000	3,886,598
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,000,000	1,082,500
		13,969,887
Consumer staples (2.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,000,000	1,023,750
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	4,851,000	5,005,647
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	615,000	615,086
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	2,975,000	3,240,244
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	1,690,000	1,695,138
Mead Johnson Nutrition Co. company guaranty sr. unsec. unsub.
notes 3.00%, 11/15/20	1,875,000	1,916,941
		13,496,806

32 Absolute Return 300 Fund

	Principal
CORPORATE BONDS AND NOTES (25.6%)* cont.	amount	Value
Energy (2.1%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	$620,000	$619,505
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	1,695,000	1,694,276
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	180,000	217,117
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	422,499
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	545,000	605,223
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	161,000	195,011
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,032,000	1,106,820
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	3,544,000	1,024,216
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,300,000	1,384,972
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,291,000	1,274,863
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
Ser. REGS, 6.50%, 3/13/27 (Mexico)	925,000	1,010,100
		9,554,602
Financials (9.2%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	795,000	794,575
Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	5,465,000	5,499,598
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	400,000	441,500
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	1,600,000	1,644,000
American Express Co. sr. unsec. notes 7.00%, 3/19/18	1,523,000	1,553,879
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	2,358,000	2,359,816
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,485,000	1,482,738
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,055,000	1,120,938
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	1,212,000	1,214,119
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	365,000	380,800
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	2,375,000	2,385,235
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	2,170,000	2,414,613
Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	652,000	766,543
Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	1,210,000	1,269,375
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,340,000	1,337,083
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	2,125,000	2,290,980
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	1,000,000	1,037,500
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	845,000	842,546
Protective Life Global Funding 144A notes 2.262%, 4/8/20	780,000	781,763

Absolute Return 300 Fund 33

	Principal
CORPORATE BONDS AND NOTES (25.6%)* cont.	amount	Value
Financials cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	$1,700,000	$1,707,167
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	532,000	570,038
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	2,952,000	2,992,054
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,400,000	2,585,184
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	1,000,000	1,013,088
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	1,000,000	1,001,383
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,510,000	1,503,853
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	925,000	925,746
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,020,000	1,034,736
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23	9,761	10,859
		42,961,709
Health care (2.0%)
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	1,012,000	1,089,165
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	206,000	185,400
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	3,805,000	4,009,519
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,560,000	1,558,514
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	1,674,000	1,720,035
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	756,000	765,503
		9,328,136
Technology (1.3%)
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	4,336,000	4,350,157
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	500,000	551,875
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
3.625%, 10/15/20	447,000	463,511
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	895,000	921,850
		6,287,393
Transportation (0.1%)
Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	48,593	48,715
Federal Express Corp. Pass-Through Trust 144A pass-through
certificates Ser. 12, 2.625%, 1/15/18	253,791	253,881
		302,596
Utilities and power (1.0%)
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	475,000	500,883
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	3,816,000	4,166,961
		4,667,844
Total corporate bonds and notes (cost $116,690,925)		$119,078,161

34 Absolute Return 300 Fund

	Principal
SENIOR LOANS (7.9%)*c	amount	Value
Basic materials (0.1%)
KMG Chemicals, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.25%, 5.492%, 6/15/24	$658,182	$663,118
		663,118
Capital goods (0.8%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 3.953%, 11/10/23	1,137,775	1,146,783
Berry Plastics Corp. bank term loan FRN Ser. M, BBA LIBOR USD
3 Month + 2.25%, 3.491%, 10/1/22	743,951	745,965
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.583%, 3/31/24	678,809	682,280
TransDigm, Inc. bank term loan FRN Ser. D, BBA LIBOR USD
3 Month + 3.00%, 4.327%, 6/4/21	774,000	776,903
TransDigm, Inc. bank term loan FRN Ser. G, BBA LIBOR USD
3 Month + 3.00%, 4.262%, 8/22/24	426,785	428,782
		3,780,713
Communication services (1.0%)
Asurion, LLC bank term loan FRN Ser. B4, BBA LIBOR USD 3 Month
+ 2.75%, 3.992%, 8/4/22	842,422	848,139
Charter Communications Operating, LLC bank term loan FRN
Ser. E, BBA LIBOR USD 3 Month + 2.00%, 3.25%, 7/1/20	1,043,429	1,047,994
Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.75%, 4.071%, 6/30/19	1,019,814	1,016,627
Sprint Communications, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 3.75%, 2/2/24	497,500	498,833
WideOpenWest Finance, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.487%, 8/19/23	1,006,250	1,006,609
		4,418,202
Consumer cyclicals (2.3%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.264%, 7/2/22	842,127	619,157
Amaya Holdings BV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 8/1/21	970,169	976,111
CityCenter Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.742%, 4/18/24	473,600	475,376
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/5/24	457,518	460,520
Eldorado Resorts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.50%, 4/17/24	666,913	667,747
Golden Nugget, Inc./NV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.527%, 10/4/23	1,105,548	1,115,740
Greektown Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.242%, 4/25/24	448,875	450,278
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.00%, 3.258%, 10/25/23	807,492	812,000
Jeld-Wen, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.333%, 7/1/22	753,889	758,870
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.551%, 10/21/23	992,500	946,597
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.488%, 10/25/20	962,738	757,675

Absolute Return 300 Fund 35

	Principal
SENIOR LOANS (7.9%)*c cont.	amount	Value
Consumer cyclicals cont.
Scientific Games International, Inc. bank term loan FRN Ser. B4,
BBA LIBOR USD 3 Month + 3.25%, 4.516%, 8/14/24	$767,625	$776,021
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 1/27/24	757,897	759,476
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 12/27/20	60,808	60,884
Univision Communications, Inc. bank term loan FRN Ser. C5, BBA
LIBOR USD 3 Month + 2.75%, 3.992%, 3/15/24	738,248	734,305
Werner Finco LP bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.242%, 7/24/24	500,000	498,750
		10,869,507
Consumer staples (1.0%)
1011778 BC ULC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.528%, 2/17/24	992,919	992,919
Brand Industrial Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.615%, 6/21/24	748,125	751,780
CEC Entertainment, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.242%, 2/14/21	414,950	413,459
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2, BBA LIBOR
USD 3 Month + 3.50%, 4.739%, 9/15/20	621,424	621,230
Libbey Glass, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.238%, 4/9/21	887,955	836,897
Rite Aid Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.88%, 5.125%, 6/21/21	1,000,000	1,002,500
		4,618,785
Energy (0.1%)
American Energy-Marcellus, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.485%, 8/4/20 (In default) †	651,749	479,850
		479,850
Financials (—%)
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 10/15/22	127,604	127,577
		127,577
Health care (1.2%)
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
BBA LIBOR USD 3 Month + 3.00%, 4.317%, 1/27/21	1,393,481	1,345,954
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.453%, 1/31/25	497,500	499,139
Kinetic Concepts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.285%, 2/3/24	1,092,263	1,090,215
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.083%, 6/30/21	575,663	577,305
Pharmaceutical Product Development, LLC bank term loan FRN
BBA LIBOR USD 3 Month + 2.75%, 4.04%, 8/18/22	1,041,038	1,046,716
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, BBA LIBOR USD 3 Month + 4.75%, 5.99%, 4/1/22	853,519	869,779
		5,429,108
Technology (0.8%)
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.25%, 3/30/24	1,314,705	1,317,522
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.488%, 7/10/22	916,192	918,762

36 Absolute Return 300 Fund

	Principal
SENIOR LOANS (7.9%)*c cont.	amount	Value
Technology cont.
Infor US, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.083%, 2/1/22	$434,317	$434,928
Syniverse Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 4/23/19	927,449	902,814
		3,574,026
Utilities and power (0.6%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.50%, 5/3/20	574,500	575,218
Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
BBA LIBOR USD 3 Month + 2.50%, 3.75%, 1/31/22	1,154,907	1,154,185
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.50%, 8/4/23	727,361	729,309
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.75%, 4.084%, 8/4/23	167,143	167,591
		2,626,303
Total senior loans (cost $37,110,372)		$36,587,189

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (4.6%)*		amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$540,000	$574,166
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		770,000	862,400
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		385,000	408,678
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		1,840,000	1,829,628
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		795,000	880,622
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,296,000	1,504,225
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	406,000	355,690
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	76,000	69,426
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	99,000	91,651
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	260,000	243,800
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	1,334,000	1,273,273
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	1,816,973	1,767,278
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	2,242,206	2,234,684
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	206,000	211,375
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	548,000	572,863
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	75,000	79,670

Absolute Return 300 Fund 37

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (4.6%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	40,000	$44,003
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	57,000	48,898
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$300,000	326,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	370,500
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,290,000	1,310,963
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		450,000	479,777
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		1,375,000	2,411,406
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		3,000,000	3,318,750
Total foreign government and agency bonds and notes (cost $19,363,839)			$21,270,351

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$86,876,000	$286,691
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		39,094,200	224,792
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		39,094,200	193,907
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		86,876,000	115,545
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234		36,472,800	41,579
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172		36,472,800	16,777
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214		34,750,400	4,518
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		3,822,500	326,136
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276		58,356,500	123,132
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		11,155,000	116,681
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		17,375,200	112,939
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.464		58,356,500	82,866
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		17,375,200	82,532
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175		52,126,000	42,222
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		17,375,200	25,889
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301		29,178,300	25,677
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.429		43,811,000	24,534
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175		34,750,400	14,595
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248		17,375,200	14,074
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245		43,811,000	14,020
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		17,375,200	12,510
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525		52,125,600	8,340
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		11,155,000	5,689
(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	5,956,000	3,955
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541		$69,500,800	70
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.18		17,375,200	264,103
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32		69,500,800	202,942

38 Absolute Return 300 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Credit Suisse International cont.
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655		$17,375,200	$38,747
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975		34,384,000	344
Goldman Sachs International
1.522/3 month GBP-LIBOR-BBA/Oct-28	Oct-18/1.522	GBP	11,019,000	357,091
1.673/3 month GBP-LIBOR-BBA/Oct-48	Oct-18/1.673	GBP	4,288,000	348,142
(0.597)/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	44,670,000	314,441
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		$41,700,480	135,110
-0.117/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	59,560,000	109,618
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30		$29,178,300	96,872
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695		7,297,600	88,739
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.41875		58,356,500	84,617
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27		8,340,100	79,064
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485		3,475,000	77,180
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245		36,472,800	51,427
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175		31,622,900	44,905
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156		36,472,800	22,248
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125		58,356,500	19,841
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		41,700,480	417
(-0.117)/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	59,560,000	69
0.597/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	44,670,000	59
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95		$ 21,906,000	22
JPMorgan Chase Bank N.A.
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	10,899,000	427,844
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	4,348,000	401,231
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		$86,876,000	293,641
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		39,094,200	226,746
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		39,094,200	191,562
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		86,876,000	111,201
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425		29,178,300	69,444
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964		17,375,000	47,781
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964		17,375,000	37,530
Total purchased swap options outstanding (cost $8,509,065)				$6,062,648

	Principal
ASSET-BACKED SECURITIES (1.0%)*	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 17-1, Class A, 1 Month US LIBOR + 0.90%,
2.138%, 2/25/49	$1,123,667	$1,123,667
FRB Ser. 17-6, Class A, 1 Month US LIBOR + 0.70%,
1.938%, 11/24/18	3,421,000	3,421,000
Total asset-backed securities (cost $4,544,667)		$4,544,667

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$15,782,900	$15,782,900	$8,917
USD/JPY (Call)	Jan-18/JPY 115.00	12,438,000	12,438,000	103,858

Absolute Return 300 Fund 39

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$100.52	$21,000,000	$21,000,000	$171,927
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	21,000,000	21,000,000	158,760
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	21,000,000	21,000,000	146,202
USD/JPY (Put)	Jan-18/JPY 107.00	31,094,900	31,094,900	56,126
Total purchased options outstanding (cost $822,240)				$645,790

COMMON STOCKS (0.1%)*	Shares	Value
Caesars Entertainment Corp. †	2,594	$33,592
Vantage Drilling International (Units) †	1,521	261,612
Total common stocks (cost $177,734)		$295,204

	Principal amount/
SHORT-TERM INVESTMENTS (18.7%)*		shares	Value
Autonation, Inc. commercial paper 1.600%, 11/1/17		$2,000,000	$1,999,904
Cabot Corp. commercial paper 1.401%, 11/13/17		2,000,000	1,999,000
Constellation Brands, Inc. commercial paper 1.581%, 11/16/17		2,000,000	1,998,444
Darden Restaurants, Inc. commercial paper 1.500%, 11/1/17		2,000,000	1,999,917
Energy Transfer Partners LP commercial paper 1.750%, 11/1/17		2,000,000	1,999,904
Enterprise Products Operating, LLC commercial paper
1.402%, 11/14/17		2,000,000	1,998,920
FMC Corp. commercial paper 1.400%, 11/1/17		2,000,000	1,999,925
Fortive Corp. commercial paper 1.432%, 11/28/17		1,750,000	1,748,094
KCP&L Greater Missouri Operations Co. commercial paper
1.350%, 11/1/17		2,000,000	1,999,925
Newell Brands, Inc. commercial paper 1.571%, 11/6/17		2,000,000	1,999,420
Putnam Short Term Investment Fund 1.22% L	Shares	41,138,535	41,138,535
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.96% P	Shares	110,000	110,000
Sysco Corp. commercial paper 1.350%, 11/1/17		$2,000,000	1,999,925
Tyco International Holding SARL commercial paper
1.400%, 11/6/17		2,000,000	1,999,544
U.S. Treasury Bills 1.081%, 2/15/18 ∆ §		835,000	832,245
U.S. Treasury Bills 1.066%, 2/8/18 §		121,000	120,627
U.S. Treasury Bills 1.065%, 2/1/18 §		6,834,000	6,814,178
U.S. Treasury Bills 1.062%, 1/11/18 ∆ §		1,942,000	1,938,007
U.S. Treasury Bills 1.056%, 1/18/18 # ∆ §		8,011,000	7,992,169
U.S. Treasury Bills 1.051%, 1/25/18 ∆ §		272,000	271,300
U.S. Treasury Bills 1.042%, 12/7/17 ∆ §		3,629,000	3,625,425
U.S. Treasury Bills 1.027%, 12/14/17 §		268,000	267,690
Total short-term investments (cost $86,856,630)			$86,853,098

TOTAL INVESTMENTS
Total investments (cost $630,906,410)	$627,159,710

40 Absolute Return 300 Fund

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $464,258,639.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Absolute Return 300 Fund 41

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $104,758 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,136,086 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $12,525,950 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $113,566,504 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $116,149,722)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$97,515	$132,641	$(35,126)
	British Pound	Buy	12/20/17	1,564,235	1,551,309	12,926
	Euro	Sell	12/20/17	4,597,456	4,648,819	51,363
	Japanese Yen	Sell	11/15/17	322,798	333,566	10,768
	Norwegian Krone	Buy	12/20/17	2,083,861	2,155,154	(71,293)
	Russian Ruble	Buy	12/20/17	3,174,931	3,139,036	35,895
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	1,507,160	1,552,075	(44,915)
	British Pound	Sell	12/20/17	9,444	9,339	(105)
	Euro	Sell	12/20/17	4,550,617	4,630,141	79,524

42 Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $116,149,722) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Japanese Yen	Sell	11/15/17	$1,550,545	$1,561,753	$11,208
	Swedish Krona	Sell	12/20/17	1,551,016	1,549,772	(1,244)
Citibank, N.A.
	Brazilian Real	Buy	1/3/18	1,197,173	1,264,694	(67,521)
	British Pound	Buy	12/20/17	491,750	538,849	(47,099)
	Canadian Dollar	Buy	1/17/18	42,434	43,530	(1,096)
	Euro	Sell	12/20/17	41,933	48,108	6,175
	New Zealand Dollar	Sell	1/17/18	1,510,064	1,536,192	26,128
	Norwegian Krone	Buy	12/20/17	1,868,083	1,956,982	(88,899)
	Russian Ruble	Buy	12/20/17	1,662,680	1,648,020	14,660
	Swedish Krona	Buy	12/20/17	1,036,127	1,049,361	(13,234)
Credit Suisse International
	British Pound	Sell	12/20/17	1,286,370	1,260,112	(26,258)
	Canadian Dollar	Buy	1/17/18	33,435	34,095	(660)
	Euro	Buy	12/20/17	961,774	994,650	(32,876)
	Japanese Yen	Sell	11/15/17	3,130,550	3,217,194	86,644
	Swedish Krona	Sell	12/20/17	1,477,994	1,521,284	43,290
Goldman Sachs International
	Brazilian Real	Sell	1/3/18	802,949	751,302	(51,647)
	British Pound	Sell	12/20/17	2,086,578	2,082,300	(4,278)
	Euro	Sell	12/20/17	2,953,889	2,968,563	14,674
	Hungarian Forint	Buy	12/20/17	36,993	34,371	2,622
	Indonesian Rupiah	Buy	11/15/17	1,593,750	1,606,945	(13,195)
	Indonesian Rupiah	Sell	11/15/17	1,593,750	1,608,218	14,468
	New Zealand Dollar	Sell	1/17/18	1,488,264	1,527,707	39,443
	Norwegian Krone	Buy	12/20/17	3,368,781	3,470,739	(101,958)
	South African Rand	Buy	1/17/18	220,617	218,174	2,443
	Swedish Krona	Sell	12/20/17	1,493,665	1,610,866	117,201
	Swiss Franc	Sell	12/20/17	62,353	64,720	2,367
	Turkish Lira	Buy	12/20/17	410,137	613,034	(202,897)
HSBC Bank USA, National Association
	Canadian Dollar	Sell	1/17/18	1,503,355	1,510,967	7,612
	Euro	Sell	12/20/17	3,020,234	3,075,829	55,595
	Japanese Yen	Sell	11/15/17	1,517,426	1,584,747	67,321
	Mexican Peso	Sell	1/17/18	936,737	980,003	43,266
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/17/18	93,002	92,140	(862)
	British Pound	Sell	12/20/17	2,025,524	1,985,062	(40,462)
	Euro	Sell	12/20/17	1,607,941	1,618,147	10,206
	Indonesian Rupiah	Buy	11/15/17	1,593,750	1,604,800	(11,050)
	Indonesian Rupiah	Sell	11/15/17	1,593,750	1,608,465	14,715
	Japanese Yen	Sell	11/15/17	1,553,392	1,600,151	46,759
	New Zealand Dollar	Buy	1/17/18	1,823,340	1,918,957	(95,617)
	Norwegian Krone	Buy	12/20/17	2,981,158	3,083,471	(102,313)
	Swedish Krona	Sell	12/20/17	1,454,536	1,485,291	30,755

Absolute Return 300 Fund 43

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $116,149,722) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	$1,422,264	$1,463,686	$(41,422)
	Canadian Dollar	Sell	1/17/18	116,055	120,108	4,053
	Euro	Buy	12/20/17	21,142	32,890	(11,748)
	Japanese Yen	Sell	11/15/17	704,990	728,064	23,074
	New Zealand Dollar	Buy	1/17/18	752	12,252	(11,500)
	Norwegian Krone	Buy	12/20/17	2,008,413	2,068,135	(59,722)
	Swedish Krona	Sell	12/20/17	1,496,505	1,579,892	83,387
	Turkish Lira	Sell	12/20/17	337,351	221,828	(115,523)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	5,400,109	5,499,390	(99,281)
	British Pound	Sell	12/20/17	1,531,115	1,565,246	34,131
	Euro	Buy	12/20/17	673,967	681,427	(7,460)
	New Zealand Dollar	Buy	1/17/18	1,027,371	1,104,072	(76,701)
	Norwegian Krone	Buy	12/20/17	3,714,923	3,898,036	(183,113)
	Swedish Krona	Buy	12/20/17	495,911	492,912	2,999
UBS AG
	Australian Dollar	Buy	1/17/18	1,946,398	1,982,535	(36,137)
	Canadian Dollar	Buy	1/17/18	1,611,652	1,664,050	(52,398)
	Euro	Sell	12/20/17	3,028,878	3,099,493	70,615
	Japanese Yen	Sell	11/15/17	4,635,696	4,732,532	96,836
	New Zealand Dollar	Sell	1/17/18	1,538,973	1,544,835	5,862
	Norwegian Krone	Buy	12/20/17	3,790,371	3,939,018	(148,647)
	Swedish Krona	Buy	12/20/17	40,746	12,508	28,238
WestPac Banking Corp.
	Australian Dollar	Sell	1/17/18	1,471,213	1,512,046	40,833
	Euro	Sell	12/20/17	1,521,155	1,534,638	13,483
	Japanese Yen	Sell	11/15/17	1,525,462	1,578,484	53,022
Unrealized appreciation						1,304,561
Unrealized depreciation						(1,898,257)
Total						$(593,696)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-OAT 10 yr (Short)	18	$3,301,511	$3,301,510	Dec-17	$(35,021)
U.S. Treasury Note Ultra 10 yr (Long)	19	2,544,516	2,544,516	Dec-17	(37,835)
Unrealized appreciation					—
Unrealized depreciation					(72,856)
Total					$(72,856)

44 Absolute Return 300 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $10,367,261)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506		$34,750,400	$2,085
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		39,094,200	85,616
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296		36,472,800	91,182
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		39,094,200	116,110
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		86,876,000	181,571
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		86,876,000	352,717
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755		69,500,800	70
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212		29,178,300	1,459
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		34,750,400	1,738
1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR	9,470,000	3,861
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00		$52,125,600	8,861
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39		29,178,300	29,178
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		17,375,200	35,272
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05		52,126,000	42,222
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337		21,905,500	51,040
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398		26,062,800	51,865
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337		21,905,500	73,822
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37		29,178,300	121,090
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635		34,750,400	140,392
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		34,750,400	146,994
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37		29,178,300	161,940
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		17,375,200	192,170
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		17,375,200	329,608
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32		69,500,800	36,140
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155		26,062,800	80,013
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295		52,125,600	273,138
Goldman Sachs International
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525		21,906,000	22
0.393/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.393	EUR	23,824,000	28
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		$69,500,800	70
(0.7685)/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.7685	GBP	17,868,000	237
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025		$29,178,300	10,212
(0.217)/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.217	EUR	23,824,000	30,249
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31		$29,178,300	63,609
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293		36,472,800	107,959
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		69,500,800	133,442
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025		69,500,800	148,037
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46		9,382,600	156,596
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31		29,178,300	172,152
0.9135/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.9135	GBP	17,868,000	235,178
(1.6975)/3 month GBP-LIBOR-BBA/Oct-38	Oct-18/1.6975	GBP	11,912,000	706,721

Absolute Return 300 Fund 45

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $10,367,261) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525		$29,178,300	$10,504
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205		5,595,000	39,389
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115		5,595,000	42,746
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		39,094,200	83,271
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		39,094,200	118,455
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		86,876,000	176,358
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		10,748,000	248,279
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		86,876,000	358,798
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	11,912,000	817,551
Total				$6,270,017

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $590,162)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$15,782,900	$15,782,900	$1,026
USD/JPY (Call)	Jan-18/JPY 118.00	12,438,000	12,438,000	33,122
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$99.96	21,000,000	21,000,000	102,816
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	21,000,000	21,000,000	93,471
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	21,000,000	21,000,000	84,756
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	21,000,000	21,000,000	56,280
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	21,000,000	21,000,000	50,484
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	21,000,000	21,000,000	45,192
USD/JPY (Put)	Jan-18/JPY 103.00	31,094,900	31,094,900	13,433
Total				$480,580

46 Absolute Return 300 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$8,687,600	$(339,685)	$869
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	8,687,600	(173,752)	(434)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	5,212,600	(559,312)	(22,571)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	5,212,600	(183,744)	(27,627)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	8,687,600	(339,685)	(32,492)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	5,212,600	(559,312)	(37,009)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	8,687,600	(173,752)	(49,780)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	5,212,600	(183,744)	(92,055)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	5,212,600	470,958	188,071
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	5,212,600	470,958	108,161
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	8,687,600	334,038	89,222
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	8,687,600	334,038	6,863
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	8,687,600	(173,752)	(869)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	5,212,600	(72,716)	(6,516)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	5,212,600	(72,716)	(43,369)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	8,687,600	(173,752)	(49,432)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	17,375,200	(26,063)	(348)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	8,687,600	(339,685)	(434)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	8,687,600	(339,685)	(31,275)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	8,687,600	334,473	87,224
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	8,687,600	332,735	8,514
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	17,375,200	26,063	(695)

Absolute Return 300 Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	$17,375,200	$869	$869
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,042,500	(131,616)	(938)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,042,500	(131,616)	(8,298)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	5,212,600	(727,808)	(24,291)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	5,212,600	(727,809)	(161,278)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	5,212,600	494,936	225,810
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	5,212,600	494,936	60,883
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	52,125,600	(54,732)	(7,298)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	52,125,600	54,732	(52)
Unrealized appreciation				776,486
Unrealized depreciation				(597,061)
Total				$179,425

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $82,294,297)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/47	$6,000,000	11/13/17	$6,414,844
Federal National Mortgage Association, 4.00%, 11/1/47	10,000,000	11/13/17	10,495,312
Federal National Mortgage Association, 3.50%, 11/1/47	47,000,000	11/13/17	48,310,858
Federal National Mortgage Association, 3.00%, 12/1/47	5,000,000	12/13/17	4,995,117
Federal National Mortgage Association, 3.00%, 11/1/47	12,000,000	11/13/17	12,007,500
Total			$82,223,631

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$17,375,200	$256,805	$(115,671)	10/31/27	2.18%—	3 month USD-	$141,800
				Semiannually	LIBOR-BBA—
Quarterly
52,125,600	227,268	169,030	10/31/27	3 month USD-	2.295%—	(60,236)
				LIBOR-BBA—	Semiannually
Quarterly

48 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$17,375,200	$221,708	$(34,877)	10/3/27	2.201%—	3 month USD-	$175,757
				Semiannually	LIBOR-BBA—
					Quarterly
17,375,200	145,952	(29,664)	10/3/27	2.2495%—	3 month USD-	104,558
				Semiannually	LIBOR-BBA—
					Quarterly
17,375,200	160,026	(29,664)	10/3/27	2.2405%—	3 month USD-	118,753
				Semiannually	LIBOR-BBA—
					Quarterly
26,343,000	604,045	(170,543)	10/31/27	2.09%—	3 month USD-	434,511
				Semiannually	LIBOR-BBA—
					Quarterly
79,029,000	953,090	224,221	10/31/27	3 month USD-	2.21%—	(731,901)
				LIBOR-BBA—	Semiannually
				Quarterly
52,686,000	26,870	(54,825)	10/31/27	2.34875%—	3 month USD-	(79,675)
				Semiannually	LIBOR-BBA—
					Quarterly
6,515,700	98,843	(40,175)	10/18/27	2.176%—	3 month USD-	56,979
				Semiannually	LIBOR-BBA—
					Quarterly
44,583,000	235,398 E	(131,581)	12/20/22	2.00%—	3 month USD-	103,819
				Semiannually	LIBOR-BBA—
					Quarterly
7,462,000	44,772 E	78,140	12/20/27	3 month USD-	2.30%—	33,368
				LIBOR-BBA—	Semiannually
				Quarterly
26,062,800	219,709	(166,991)	10/31/27	2.25%—	3 month USD-	53,717
				Semiannually	LIBOR-BBA—
					Quarterly
78,188,400	154,813	187,085	10/31/27	3 month USD-	2.365%—	338,900
				LIBOR-BBA—	Semiannually
				Quarterly
13,031,400	135,266	(77,223)	10/25/27	2.23%—	3 month USD-	56,664
				Semiannually	LIBOR-BBA—
					Quarterly
39,094,200	19,547	84,333	10/25/27	3 month USD-	2.33925%—	69,634
				LIBOR-BBA—	Semiannually
				Quarterly
191,023,100	246,420 E	(7,820)	12/20/19	1.80%—	3 month USD-	238,600
				Semiannually	LIBOR-BBA—
					Quarterly
82,303,300	238,680 E	42,007	12/20/22	2.05%—	3 month USD-	280,687
				Semiannually	LIBOR-BBA—
					Quarterly
51,933,000	546,335 E	(252,277)	12/20/27	2.25%—	3 month USD-	294,056
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 300 Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,512,800	$94,227 E	$46,750	12/20/47	3 month USD-	2.50%—	$(47,477)
				LIBOR-BBA—	Semiannually
				Quarterly
6,946,000	30,910	(50)	10/2/27	2.2935%—	3 month USD-	25,741
				Semiannually	LIBOR-BBA—
					Quarterly
21,219,000	76,176	131,404	11/1/27	3 month USD-	2.306%—	55,228
				LIBOR-BBA—	Semiannually
				Quarterly
12,166,000	48,421	(99)	10/17/27	2.30%—	3 month USD-	44,300
				Semiannually	LIBOR-BBA—
					Quarterly
4,170,000	15,721	(34)	11/1/27	2.304%—	3 month USD-	15,687
				Semiannually	LIBOR-BBA—
					Quarterly
21,219,000	84,452	84,722	10/17/27	2.30%—	3 month USD-	162,159
				Semiannually	LIBOR-BBA—
					Quarterly
6,588,500	28,133	(48)	10/4/27	2.2955%—	3 month USD-	23,586
				Semiannually	LIBOR-BBA—
					Quarterly
16,576,000	65,309	(120)	10/10/27	2.30%—	3 month USD-	56,628
				Semiannually	LIBOR-BBA—
					Quarterly
7,745,000	26,101	(56)	10/5/27	2.3057%—	3 month USD-	20,945
				Semiannually	LIBOR-BBA—
					Quarterly
7,745,000	27,495	(56)	10/5/27	2.30369%—	3 month USD-	22,351
				Semiannually	LIBOR-BBA—
					Quarterly
2,601,000	13,707	(19)	10/5/27	3 month USD-	2.2845%—	(12,054)
				LIBOR-BBA—	Semiannually
				Quarterly
14,589,100	62,441 E	(119)	11/7/27	2.301%—	3 month USD-	62,322
				Semiannually	LIBOR-BBA—
					Quarterly
5,364,500	34,601	(39)	10/6/27	3 month USD-	2.2715%—	(31,395)
				LIBOR-BBA—	Semiannually
				Quarterly
5,183,000	23,479	(38)	10/10/27	3 month USD-	2.2935%—	(20,859)
				LIBOR-BBA—	Semiannually
				Quarterly
9,128,000	40,163	(66)	10/10/27	3 month USD-	2.2949%—	(35,542)
				LIBOR-BBA—	Semiannually
				Quarterly
8,932,000	25,724	(65)	10/10/27	2.31178%—	3 month USD-	20,985
				Semiannually	LIBOR-BBA—
					Quarterly

50 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$9,128,000	$44,545	$(66)	10/10/27	3 month USD-	2.28962%—	$(39,952)
				LIBOR-BBA—	Semiannually
				Quarterly
7,504,000	13,057	(54)	10/10/27	2.3245%—	3 month USD-	9,019
				Semiannually	LIBOR-BBA—
					Quarterly
7,504,000	14,108	(54)	10/10/27	2.32295%—	3 month USD-	10,077
				Semiannually	LIBOR-BBA—
					Quarterly
5,738,500	976	(42)	10/10/27	2.34566%—	3 month USD-	(4,134)
				Semiannually	LIBOR-BBA—
					Quarterly
5,738,500	6,829	(42)	10/10/27	2.357%—	3 month USD-	(10,025)
				Semiannually	LIBOR-BBA—
					Quarterly
13,552,700	18,974 E	(111)	11/8/27	2.364%—	3 month USD-	(19,084)
				Semiannually	LIBOR-BBA—
					Quarterly
3,650,900	7,959	(27)	10/17/27	2.32%—	3 month USD-	6,697
				Semiannually	LIBOR-BBA—
					Quarterly
11,467,600	32,683	(83)	10/18/27	3 month USD-	2.3125%—	(29,228)
				LIBOR-BBA—	Semiannually
				Quarterly
3,109,000	17,286	(23)	10/17/27	3 month USD-	2.2825%—	(16,302)
				LIBOR-BBA—	Semiannually
				Quarterly
4,343,800	40,788	(32)	10/18/27	2.24%—	3 month USD-	39,530
				Semiannually	LIBOR-BBA—
					Quarterly
19,112,700	136,274 E	(156)	11/20/27	2.275%—	3 month USD-	136,118
				Semiannually	LIBOR-BBA—
					Quarterly
7,069,000	55,209	(51)	10/18/27	3 month USD-	2.2576%—	(53,219)
				LIBOR-BBA—	Semiannually
				Quarterly
7,069,000	52,028	(51)	10/18/27	3 month USD-	2.26256%—	(50,025)
				LIBOR-BBA—	Semiannually
				Quarterly
7,069,000	53,442	(51)	10/18/27	3 month USD-	2.6031%—	(51,445)
				LIBOR-BBA—	Semiannually
				Quarterly
7,069,000	46,019	(51)	10/18/27	3 month USD-	2.27191%—	(43,993)
				LIBOR-BBA—	Semiannually
				Quarterly
7,069,000	47,362	(51)	10/18/27	3 month USD-	2.26987%—	(45,341)
				LIBOR-BBA—	Semiannually
				Quarterly

Absolute Return 300 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$69,500,800	$167,497 E	$(505)	11/3/27	3 month USD-	2.32%—	$(168,002)
				LIBOR-BBA—	Semiannually
				Quarterly
6,515,700	67,828	(55,300)	10/27/27	2.23%—	3 month USD-	12,157
				Semiannually	LIBOR-BBA—
					Quarterly
19,547,100	16,420	28,214	10/27/27	3 month USD-	2.35425%—	46,016
				LIBOR-BBA—	Semiannually
				Quarterly
2,996,000	11,295	(22)	10/23/27	2.303%—	3 month USD-	10,760
				Semiannually	LIBOR-BBA—
					Quarterly
11,886,000	11,648	(86)	10/24/27	2.35552%—	3 month USD-	(13,574)
				Semiannually	LIBOR-BBA—
					Quarterly
8,014,300	721	(58)	10/25/27	2.3457%—	3 month USD-	(1,782)
				Semiannually	LIBOR-BBA—
					Quarterly
8,014,300	1,683	(58)	10/25/27	2.34705%—	3 month USD-	(2,745)
				Semiannually	LIBOR-BBA—
					Quarterly
6,792,000	20,580	(49)	10/26/27	2.3784%—	3 month USD-	(21,321)
				Semiannually	LIBOR-BBA—
					Quarterly
8,340,100	24,937	(61)	10/27/27	3 month USD-	2.378%—	25,488
				LIBOR-BBA—	Semiannually
				Quarterly
3,438,000	12,789	(25)	10/26/27	2.386%—	3 month USD-	(13,168)
				Semiannually	LIBOR-BBA—
					Quarterly
2,613,000	13,614	(19)	10/26/27	2.4025%—	3 month USD-	(13,908)
				Semiannually	LIBOR-BBA—
					Quarterly
6,472,500	44,919	(47)	10/27/27	2.42166%—	3 month USD-	(45,472)
				Semiannually	LIBOR-BBA—
					Quarterly
6,472,500	47,638	(47)	10/27/27	2.4264%—	3 month USD-	(48,194)
				Semiannually	LIBOR-BBA—
					Quarterly
6,975,000	59,636	(51)	10/27/27	2.4395%—	3 month USD-	(60,246)
				Semiannually	LIBOR-BBA—
					Quarterly
12,838,400	108,356 E	(105)	11/29/27	2.45%—	3 month USD-	(108,461)
				Semiannually	LIBOR-BBA—
					Quarterly
8,753,500	64,863 E	(71)	12/6/27	2.4425%—	3 month USD-	(64,935)
				Semiannually	LIBOR-BBA—
					Quarterly

52 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$5,844,000	$27,175 E	$(42)	10/27/27	3 month USD-	2.74875%—	$27,132
					LIBOR-BBA—	Semiannually
					Quarterly
	5,631,000	30,013	(41)	10/30/27	2.4026%—	3 month USD-	(29,999)
					Semiannually	LIBOR-BBA—
						Quarterly
	5,631,000	30,407	(41)	10/30/27	2.40336%—	3 month USD-	(30,393)
					Semiannually	LIBOR-BBA—
						Quarterly
	3,423,000	26,323	(25)	10/31/27	2.428%—	3 month USD-	(26,217)
					Semiannually	LIBOR-BBA—
						Quarterly
	8,632,200	36,687	(63)	10/31/27	2.38997%—	3 month USD-	(36,419)
					Semiannually	LIBOR-BBA—
						Quarterly
	8,632,200	35,047	(63)	10/31/27	2.38792%—	3 month USD-	(34,778)
					Semiannually	LIBOR-BBA—
						Quarterly
	8,632,200	37,550	(63)	10/31/27	2.39108%—	3 month USD-	(37,282)
					Semiannually	LIBOR-BBA—
						Quarterly
	5,353,000	10,760	(39)	11/1/27	2.36789%—	3 month USD-	(10,798)
					Semiannually	LIBOR-BBA—
						Quarterly
	5,353,000	8,993	(39)	11/1/27	2.36421%—	3 month USD-	(9,032)
					Semiannually	LIBOR-BBA—
						Quarterly
	5,353,000	9,582	(39)	11/1/27	2.3654%—	3 month USD-	(9,621)
					Semiannually	LIBOR-BBA—
						Quarterly
	2,849,500	1,539 E	(21)	11/6/27	3 month USD-	2.342%—	(1,559)
					LIBOR-BBA—	Semiannually
					Quarterly
	5,907,600	2,068 E	(48)	12/4/27	2.356%—	3 month USD-	2,019
					Semiannually	LIBOR-BBA—
						Quarterly
AUD	19,558,000	130,378 E	(32,713)	12/20/22	2.65%—	6 month AUD-	(163,090)
					Semiannually	BBR-BBSW—
						Semiannually
AUD	6,370,000	56,017 E	(25,616)	12/20/27	6 month AUD-	3.00%—	30,401
					BBR-BBSW—	Semiannually
					Semiannually
BRL	15,977,175	14,882	(44)	1/2/23	Brazil Cetip	0.00%—At	12,703
					DI Interbank	maturity
					Deposit Rate—
					At maturity
BRL	7,232,528	267,486	(19)	1/2/23	0.00%—At	Brazil Cetip	(267,505)
					maturity	DI Interbank
						Deposit Rate—At
						maturity

Absolute Return 300 Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	8,077,894	$123,276	$(21)	1/2/23	Brazil Cetip	0.00%—At	$122,312
					DI Interbank	maturity
					Deposit Rate—
					At maturity
BRL	30,867,661	202,513	(37)	1/2/19	0.00%—At	Brazil Cetip	(198,945)
					maturity	DI Interbank
						Deposit Rate—At
						maturity
BRL	8,116,678	21,130	(32)	1/2/23	0.00%—At	Brazil Cetip	(20,259)
					maturity	DI Interbank
						Deposit Rate—At
						maturity
BRL	13,609,979	43,518	(42)	1/4/21	Brazil Cetip	0.00%—At	(43,560)
					DI Interbank	maturity
					Deposit Rate—
					At maturity
BRL	35,818,225	2,507	(2)	1/2/19	0.00%—At	Brazil Cetip	5,989
					maturity	DI Interbank
						Deposit Rate—At
						maturity
CAD	14,155,000	109,501 E	(25,545)	12/20/22	3 month CAD-	2.25%—	83,956
					BA-CDOR—	Semiannually
					Semiannually
CAD	3,480,000	45,129 E	34,158	12/20/27	2.50%—	3 month CAD-	(10,970)
					Semiannually	BA-CDOR—
						Semiannually
CHF	2,842,000	6,267 E	(21,841)	12/20/27	0.25%—	6 month CHF-	(15,575)
					Annually	LIBOR-BBA—
						Semiannually
CHF	35,458,000	89,565 E	(171,587)	12/20/22	—	0.25% plus 6	(82,021)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	15,844,000	10,164	(37)	9/29/19	—	0.528% plus 6	(12,230)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	15,844,000	10,482	(37)	10/2/19	—	0.526% plus 6	(12,409)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	33,008,000	18,528	(77)	10/6/19	—	0.53% plus 6	(21,975)
						month CHF-
						LIBOR-BBA—
						Semiannually
CZK	34,315,000	55,782	(20)	7/13/27	1.35%—	6 month CZK-	51,109
					Annually	PRIBOR-PRBO—
						Semiannually

54 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	6,379,000	$7,431 E	$(25)	2/18/20	—	0.124% plus	$(7,456)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	6,379,000	8,917 E	(25)	2/18/20	—	0.104% plus	(8,942)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	15,246,000	71,392	(133)	4/26/22	0.21%—	6 month EUR-	(91,305)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	15,267,000	69,357	(134)	5/4/22	0.21%—	6 month EUR-	(109,801)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	27,788,000	117,823 E	8,360	12/20/22	0.30%—	6 month EUR-	(109,463)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	26,560,000	404,056 E	(202,263)	12/20/27	6 month	1.00%—Annually	201,792
					EUR-EURIBOR-
					REUTERS—
					Semiannually
EUR	4,398,000	27,818 E	(37)	10/27/27	1.61375%—	6 month EUR-	(27,855)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
GBP	2,903,000	61,574 E	(54)	1/19/32	1.912%—	6 month GBP-	(61,628)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	13,203,000	17,536	(41)	9/15/19	6 month GBP-	0.766%—	(10,910)
					LIBOR-BBA—	Semiannually
					Semiannually
GBP	19,366,000	103,141 E	(111,858)	12/20/22	1.05%—	6 month GBP-	(8,716)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	3,708,000	2,364 E	(15,763)	12/20/27	1.40%—	6 month GBP-	(18,126)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	2,641,000	29,780 E	(32)	9/22/32	1.863%—	6 month GBP-	(29,812)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	13,203,000	15,256 E	16,393	12/20/19	6 month GBP-	0.85%—	1,137
					LIBOR-BBA—	Semiannually
					Semiannually

Absolute Return 300 Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
MXN	77,451,000	$311,472	$—	1/1/26	1 month MXN-	6.16%—28 Days	$(313,273)
					TIIE-BANXICO—
					28 Days
MXN	56,425,000	132,294	—	10/6/21	1 month MXN-	5.93%—28 Days	(134,806)
					TIIE-BANXICO—
					28 Days
MXN	16,650,000	41,617	(11)	12/24/26	8.12%—28 Days	1 month	(41,987)
						MXN-TIIE-
						BANXICO—28
						Days
MXN	16,160,000	45,062	(10)	1/7/27	8.20%—28 Days	1 month	(45,187)
						MXN-TIIE-
						BANXICO—28
						Days
NOK	26,607,000	16,124 E	(10,064)	12/20/27	6 month NOK-	2.00%—Annually	6,061
					NIBOR-NIBR—
					Semiannually
NOK	151,904,000	186 E	(13,856)	12/20/22	1.50%—	6 month NOK-	(14,042)
					Annually	NIBOR-NIBR—
						Semiannually
NZD	19,404,000	142,475 E	(27,736)	12/20/27	3 month NZD-	3.30%—	114,739
					BBR-FRA—	Semiannually
					Quarterly
NZD	9,022,000	41,426 E	6,968	12/20/22	3 month NZD-	2.80%—	48,395
					BBR-FRA—	Semiannually
					Quarterly
SEK	115,374,000	60,363 E	(24,985)	12/20/22	0.50%—	3 month SEK-	(85,348)
					Annually	STIBOR-SIDE—
						Quarterly
SEK	38,432,000	25,341 E	8,548	12/20/27	3 month SEK-	1.25%—Annually	33,889
					STIBOR-SIDE—
					Quarterly
ZAR	70,680,000	1,400	(11)	10/31/20	3 month ZAR-	7.48%—	(1,411)
					JIBAR-SAFEX—	Quarterly
					Quarterly
ZAR	27,190,000	1,562	(14)	10/31/27	8.365%—	3 month ZAR-	(1,575)
					Quarterly	JIBAR-SAFEX—
						Quarterly
Total			$(704,482)				$(90,744)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$113,941	$113,155	$—	1/12/41	4.50% (1 month	Synthetic TRS	$330
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

56 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$88,608	$88,684	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$228
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
1,491,916	1,487,808	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,848)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
853,076	851,814	—	1/12/40	4.00% (1 month	Synthetic MBX	(144)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
165,071	163,381	—	1/12/39	6.00% (1 month	Synthetic TRS	337
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,096,230	1,094,609	—	1/12/40	4.00% (1 month	Synthetic MBX	(185)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
60,457	60,325	—	1/12/40	4.00% (1 month	Synthetic TRS	423
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
37,229	36,734	—	1/12/38	6.50% (1 month	Synthetic TRS	(48)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,537,636	4,530,924	—	1/12/40	4.00% (1 month	Synthetic MBX	(764)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
651,513	649,719	—	1/12/40	4.50% (1 month	Synthetic MBX	(807)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
825,134	822,862	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,022)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,573,247	2,588,496	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(20,667)
				USD-LIBOR—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
111,378	110,552	—	1/12/41	5.00% (1 month	Synthetic TRS Index	366
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly

Absolute Return 300 Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$70,641	$70,117	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$232
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
129,631	127,907	—	1/12/38	6.50% (1 month	Synthetic TRS	(167)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,194,922	4,178,221	—	1/12/40	5.00% (1 month	Synthetic MBX	(9,512)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
34,154,706	34,023,733	—	1/12/41	5.00% (1 month	Synthetic MBX	(72,534)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
9,770,395	9,833,736	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(85,595)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
Citibank, N.A.
723,092	720,319	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,536)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
600,164	597,863	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,275)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Credit Suisse International
864,167	860,854	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,835)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,595,805	2,612,634	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(22,741)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
489,372	485,742	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,607
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
490,287	485,951	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(960)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

58 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$521,725	$517,111	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(1,021)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,088,945	1,080,868	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,575
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
104,403	103,852	—	1/12/43	3.50% (1 month	Synthetic TRS	307
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
268,745	269,780	—	1/12/45	3.50% (1 month	Synthetic TRS	3,298
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
989,630	986,842	—	1/12/44	4.00% (1 month	Synthetic TRS	5,948
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Goldman Sachs International
472,920	466,629	—	1/12/38	6.50% (1 month	Synthetic TRS	(611)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
364,819	359,966	—	1/12/38	6.50% (1 month	Synthetic TRS	(471)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,030,023	1,019,479	—	1/12/39	6.00% (1 month	Synthetic TRS	2,103
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
458,231	452,135	—	1/12/38	6.50% (1 month	Synthetic TRS	(592)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,222,970	4,206,776	—	1/12/41	5.00% (1 month	Synthetic MBX	(8,968)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,426,299	2,442,029	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(21,256)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
911,517	917,426	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,986)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

Absolute Return 300 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$13,760	$13,620	$—	1/12/39	6.00% (1 month	Synthetic TRS	$28
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
409,947	405,751	—	1/12/39	6.00% (1 month	Synthetic TRS	837
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
3,323,842	3,345,391	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(29,119)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
147,225	148,180	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,290)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
392,616	395,161	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,440)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
156,525	154,443	—	1/12/38	6.50% (1 month	Synthetic TRS	(202)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
518,273	511,378	—	1/12/38	6.50% (1 month	Synthetic TRS	(669)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
739,318	731,750	—	1/12/39	6.00% (1 month	Synthetic TRS	1,510
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
668,270	662,360	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,308)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
343,878	343,311	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(2,067)
				USD-LIBOR—	Index 3.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
60,457	60,325	—	1/12/40	(4.00%) 1 month	Synthetic TRS	(423)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
113,941	113,155	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(330)
				USD-LIBOR—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

60 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$668,315	$662,405	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(1,308)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
JPMorgan Securities LLC
496,091	494,694	—	1/12/44	4.00% (1 month	Synthetic TRS	2,982
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
104,403	103,852	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(307)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
268,745	269,780	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(3,298)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
1,485,721	1,481,536	—	1/12/44	(4.00%) 1 month	Synthetic TRS	(8,930)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
1,146,845	1,138,339	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(3,765)
				USD-LIBOR—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
					Monthly
Upfront premium received		—		Unrealized appreciation		24,111
Upfront premium (paid)		—		Unrealized depreciation		(319,001)
Total		$—		Total		$(294,890)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	9,778,000	$57,918	$—	7/15/27	(1.40%)—At	Eurostat Eurozone	$57,918
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	9,778,000	110,482	—	7/15/37	1.71%—At	Eurostat Eurozone	(110,482)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	3,667,000	22,660	(48)	8/15/27	(1.42%)—At	Eurostat Eurozone	22,613
					maturity	HICP excluding
						tobacco—At
						maturity

Absolute Return 300 Fund 61

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,667,000	$52,753	$(88)	8/15/37	1.71%—At	Eurostat Eurozone	$(52,842)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	6,111,000	32,054	(79)	8/15/27	(1.4275%)—At	Eurostat Eurozone	31,976
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	6,111,000	82,146	(147)	8/15/37	1.7138%—At	Eurostat Eurozone	(82,294)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	4,889,000	17,375	(63)	9/15/27	(1.4475%)—At	Eurostat Eurozone	17,312
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	4,889,000	45,674	(118)	9/15/37	1.735%—At	Eurostat Eurozone	(45,792)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	9,778,000	1,367	(70)	10/15/22	(1.3013%)—At	Eurostat Eurozone	(1,437)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	4,889,000	2,244	(35)	10/15/22	(1.305%)—At	Eurostat Eurozone	(2,278)
					maturity	HICP excluding
						tobacco—At
						maturity
	$3,952,000	20,274	—	7/3/22	(1.9225%)—At	USA Non Revised	20,274
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	3,952,000	19,049	—	7/3/27	2.085%—At	USA Non Revised	(19,049)
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	4,547,000	31,952	—	7/5/22	(1.89%)—At	USA Non Revised	31,952
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	4,547,000	38,149	—	7/5/27	2.05%—At	USA Non Revised	(38,149)
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
Total			$(648)				$(170,278)

62 Absolute Return 300 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$11,962	$175,000	$29,278	5/11/63	300 bp—	$(17,214)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,719	377,000	63,072	5/11/63	300 bp—	(40,133)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,609	755,000	126,312	5/11/63	300 bp—	(79,262)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,403	779,000	130,327	5/11/63	300 bp—	(85,469)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	241,520	4,759,000	284,112	5/11/63	200 bp—	(40,742)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,799	259,000	43,331	5/11/63	300 bp—	(10,380)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,945	270,000	45,171	5/11/63	300 bp—	(14,068)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,594	448,000	74,950	5/11/63	300 bp—	(7,095)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,670	555,000	92,852	5/11/63	300 bp—	(28,858)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	168,833	1,119,000	187,209	5/11/63	300 bp—	(17,723)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,328,169	12,422,000	2,078,201	5/11/63	300 bp—	(742,784)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	283,390	3,834,000	447,428	1/17/47	300 bp—	(161,801)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	30,488	546,000	32,596	5/11/63	200 bp—	(1,896)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	334	3,000	502	5/11/63	300 bp—	(166)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332	4,000	669	5/11/63	300 bp—	(335)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,354	62,000	10,373	5/11/63	300 bp—	(4,983)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,793	87,000	14,555	5/11/63	300 bp—	(1,712)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,157	141,000	23,589	5/11/63	300 bp—	(12,350)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,101	232,000	38,814	5/11/63	300 bp—	(26,577)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,401	250,000	41,825	5/11/63	300 bp—	(29,279)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,188	250,000	41,825	5/11/63	300 bp—	(29,492)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,280	283,000	47,346	5/11/63	300 bp—	(27,901)
Index						Monthly

Absolute Return 300 Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$42,492	$349,000	$58,388	5/11/63	300 bp—	$(15,692)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,707	363,000	60,730	5/11/63	300 bp—	(5,811)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	207,983	1,760,000	294,448	5/11/63	300 bp—	(85,438)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	208,701	1,760,000	294,448	5/11/63	300 bp—	(84,720)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	102,567	2,120,000	354,676	5/11/63	300 bp—	(250,871)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	297,066	2,586,000	432,638	5/11/63	300 bp—	(134,064)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	9,850	350,000	20,895	5/11/63	200 bp—	(10,909)
Index						Monthly
CMBX NA A.6	A/P	29,375	551,000	32,895	5/11/63	200 bp—	(3,305)
Index						Monthly
CMBX NA A.6	A/P	30,125	556,000	33,193	5/11/63	200 bp—	(2,852)
Index						Monthly
CMBX NA A.6	A/P	58,305	1,074,000	64,118	5/11/63	200 bp—	(5,395)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	438	3,000	502	5/11/63	300 bp—	(62)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	341	4,000	669	5/11/63	300 bp—	(326)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	454	4,000	669	5/11/63	300 bp—	(213)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	611	5,000	837	5/11/63	300 bp—	(223)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	611	5,000	837	5/11/63	300 bp—	(223)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	796	7,000	1,171	5/11/63	300 bp—	(371)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,242	15,000	2,510	5/11/63	300 bp—	(259)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,560	58,000	9,703	5/11/63	300 bp—	(1,109)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,135	113,000	18,905	5/11/63	300 bp—	(1,704)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,625	125,000	20,913	5/11/63	300 bp—	(5,215)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,863	148,000	24,760	5/11/63	300 bp—	(7,811)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,591	189,000	31,620	5/11/63	300 bp—	(2,919)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,799	286,000	47,848	5/11/63	300 bp—	(13,882)
Index						Monthly

64 Absolute Return 300 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$36,528	$295,000	$49,354	5/11/63	300 bp—	$(12,654)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,805	326,000	54,540	5/11/63	300 bp—	(13,545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,688	330,000	55,209	5/11/63	300 bp—	(16,329)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,407	369,000	61,734	5/11/63	300 bp—	(21,111)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,645	400,000	66,920	5/11/63	300 bp—	(9,042)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,769	438,000	73,277	5/11/63	300 bp—	(9,253)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	69,908	572,000	95,696	5/11/63	300 bp—	(25,454)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	81,435	680,000	113,764	5/11/63	300 bp—	(31,933)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	109,707	886,000	148,228	5/11/63	300 bp—	(38,004)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,207	1,035,000	173,156	5/11/63	300 bp—	(19,345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,207	1,035,000	173,156	5/11/63	300 bp—	(19,345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	356,702	2,954,000	494,204	5/11/63	300 bp—	(135,777)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	356,702	2,954,000	494,204	5/11/63	300 bp—	(135,778)
Index						Monthly
Upfront premium received		5,184,988		Unrealized appreciation			—
Upfront premium (paid)		—		Unrealized depreciation			(2,501,164)
Total		$5,184,988		Total			$(2,501,164)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(40,986)	$251,000	$48,292	1/17/47	(500 bp)—	$7,063
					Monthly
CMBX NA BB.7 Index	(39,421)	251,000	48,292	1/17/47	(500 bp)—	8,627
					Monthly

Absolute Return 300 Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7 Index	$(82,375)	$4,667,000	$1,226,021	5/11/63	(500 bp)—	$1,139,108
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(286,334)	2,799,000	735,297	5/11/63	(500 bp)—	446,241
					Monthly
CMBX NA BB.7 Index	(62,952)	416,000	80,038	1/17/47	(500 bp)—	16,682
					Monthly
CMBX NA BB.6 Index	(77,729)	532,000	139,756	5/11/63	(500 bp)—	61,510
					Monthly
CMBX NA BB.7 Index	(457,673)	2,707,000	520,827	1/17/47	(500 bp)—	60,521
					Monthly
CMBX NA BB.7 Index	(104,860)	640,000	123,136	1/17/47	(500 bp)—	17,654
					Monthly
CMBX NA BBB–.7 Index	(174,279)	2,143,000	250,088	1/17/47	(300 bp)—	74,559
					Monthly
CMBX NA BBB–.7 Index	(9,501)	141,000	16,455	1/17/47	(300 bp)—	6,872
					Monthly
CMBX NA BBB–.7 Index	(4,210)	62,000	7,235	1/17/47	(300 bp)—	2,989
					Monthly
CMBX NA BBB–.7 Index	(3,657)	53,000	6,185	1/17/47	(300 bp)—	2,497
					Monthly
CMBX NA BBB–.7 Index	(312)	3,000	350	1/17/47	(300 bp)—	37
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(79,207)	506,000	97,354	1/17/47	(500 bp)—	17,656
					Monthly
CMBX NA BB.7 Index	(52,133)	321,000	61,760	1/17/47	(500 bp)—	9,316
					Monthly
CMBX NA BB.7 Index	(39,421)	251,000	48,292	1/17/47	(500 bp)—	8,627
					Monthly
CMBX NA BBB–.7 Index	(146,537)	1,591,000	185,670	1/17/47	(300 bp)—	38,205
					Monthly
CMBX NA BBB–.7 Index	(52,911)	636,000	74,221	1/17/47	(300 bp)—	20,940
					Monthly
CMBX NA BBB–.7 Index	(24,838)	314,000	36,644	1/17/47	(300 bp)—	11,622
					Monthly
CMBX NA BBB–.7 Index	(377)	7,000	817	1/17/47	(300 bp)—	436
					Monthly
Upfront premium received	—		Unrealized appreciation			1,951,162
Upfront premium (paid)	(1,739,713)		Unrealized depreciation			—
Total	$(1,739,713)		Total			$1,951,162

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

66 Absolute Return 300 Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$676,252	$9,077,000	$762,967	12/20/22	(500 bp)—	$(128,318)
Index					Quarterly
Total	$676,252					$(128,318)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Absolute Return 300 Fund 67

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$33,592	$—	$—
Energy	261,612	—	—
Total common stocks	295,204	—	—

Asset-backed securities	—	1,123,667	3,421,000
Corporate bonds and notes	—	119,078,161	—
Foreign government and agency bonds and notes	—	21,270,351	—
Mortgage-backed securities	—	196,555,573	—
Purchased options outstanding	—	645,790	—
Purchased swap options outstanding	—	6,062,648	—
Senior loans	—	36,587,189	—
U.S. government and agency mortgage obligations	—	154,759,569	—
U.S. treasury obligations	—	507,460	—
Short-term investments	41,248,535	45,604,563	—
Totals by level	$41,543,739	$582,194,971	$3,421,000

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(593,696)	$—
Futures contracts	(72,856)	—	—
Written options outstanding	—	(480,580)	—
Written swap options outstanding	—	(6,270,017)	—
Forward premium swap option contracts	—	179,425	—
TBA sale commitments	—	(82,223,631)	—
Interest rate swap contracts	—	613,738	—
Total return swap contracts	—	(464,520)	—
Credit default contracts	—	(4,799,847)	—
Totals by level	$(72,856)	$(94,039,128)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

68 Absolute Return 300 Fund

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $589,767,875)	$586,021,175
Affiliated issuers (identified cost $41,138,535) (Note 5)	41,138,535
Cash	237,965
Foreign currency (cost $975) (Note 1)	976
Interest and other receivables	4,533,152
Receivable for shares of the fund sold	627,296
Receivable for investments sold	1,483,685
Receivable for sales of delayed delivery securities (Note 1)	77,300,531
Receivable for variation margin on centrally cleared swap contracts (Note 1)	376,717
Unrealized appreciation on forward premium swap option contracts (Note 1)	776,486
Unrealized appreciation on forward currency contracts (Note 1)	1,304,561
Unrealized appreciation on OTC swap contracts (Note 1)	1,975,273
Premium paid on OTC swap contracts (Note 1)	1,739,713
Total assets	717,516,065

LIABILITIES
Payable for investments purchased	1,419,154
Payable for purchases of delayed delivery securities (Note 1)	150,751,032
Payable for shares of the fund repurchased	510,222
Payable for compensation of Manager (Note 2)	296,081
Payable for Trustee compensation and expenses (Note 2)	157,588
Payable for distribution fees (Note 2)	97,233
Payable for variation margin on futures contracts (Note 1)	27,712
Payable for variation margin on centrally cleared swap contracts (Note 1)	288,411
Unrealized depreciation on OTC swap contracts (Note 1)	2,820,165
Premium received on OTC swap contracts (Note 1)	5,184,988
Unrealized depreciation on forward currency contracts (Note 1)	1,898,257
Unrealized depreciation on forward premium swap option contracts (Note 1)	597,061
Written options outstanding, at value (premiums $10,957,423) (Note 1)	6,750,597
TBA sale commitments, at value (proceeds receivable $82,294,297) (Note 1)	82,223,631
Collateral on certain derivative contracts, at value (Notes 1 and 9)	232,535
Other accrued expenses	2,759
Total liabilities	253,257,426

Net assets	$464,258,639

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$576,940,224
Undistributed net investment income (Note 1)	16,604,210
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(128,093,468)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,192,327)
Total — Representing net assets applicable to capital shares outstanding	$464,258,639

(Continued on next page)

Absolute Return 300 Fund 69

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($169,580,188 divided by 16,859,197 shares)	$10.06
Offering price per class A share (100/99.00 of $10.06)*	$10.16
Net asset value and offering price per class B share ($5,268,971 divided by 526,759 shares)**	$10.00
Net asset value and offering price per class C share ($67,173,755 divided by 6,743,940 shares)**	$9.96
Net asset value and redemption price per class M share ($5,206,103 divided by 519,524 shares)	$10.02
Offering price per class M share (100/99.25 of $10.02)*	$10.10
Net asset value, offering price and redemption price per class P share
($76,709,605 divided by 7,587,469 shares)	$10.11
Net asset value, offering price and redemption price per class R share
($213,044 divided by 21,116 shares)	$10.09
Net asset value, offering price and redemption price per class R6 share
($6,411,603 divided by 633,947 shares)	$10.11
Net asset value, offering price and redemption price per class Y share
($133,695,370 divided by 13,253,929 shares)	$10.09

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

70 Absolute Return 300 Fund

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (net of foreign tax of $1,495) (including interest income of $272,500 from investments
in affiliated issuers) (Note 5)	$21,281,848
Total investment income	21,281,848

EXPENSES
Compensation of Manager (Note 2)	2,220,593
Distribution fees (Note 2)	1,283,031
Other	5,813
Total expenses	3,509,437
Expense reduction (Note 2)	(1,990)
Net expenses	3,507,447

Net investment income	17,774,401

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(9,025,355)
Net realized gain on forward currency contracts (Note 1)	3,694,597
Net realized gain on foreign currency transactions (Note 1)	1,345
Net realized gain on swap contracts (Note 1)	12,083,968
Net realized loss on futures contracts (Note 1)	(3,409,070)
Net realized gain on written options (Note 1)	3,099,986
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	6,287,651
Net unrealized depreciation of forward currency contracts during the year	(2,027,679)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	17,019
Net unrealized depreciation of swap contracts during the year	(4,111,974)
Net unrealized appreciation of futures contracts during the year	1,692,413
Net unrealized appreciation of written options during the year	3,815,618
Net gain on investments	12,118,519

Net increase in net assets resulting from operations	$29,892,920

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund 71

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$17,774,401	$26,468,764
Net realized gain (loss) on investments
and foreign currency transactions	6,445,471	(45,321,584)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,673,048	12,320,374
Net increase (decrease) in net assets resulting
from operations	29,892,920	(6,532,446)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,364,460)	(16,009,615)
Class B	(189,246)	(393,310)
Class C	(1,724,040)	(4,623,230)
Class M	(202,216)	(436,905)
Class P	(1,802,034)	—
Class R	(5,641)	(14,355)
Class R5	—	(509)
Class R6	(180,139)	(68,404)
Class Y	(4,375,707)	(17,041,321)
Decrease from capital share transactions (Note 4)	(83,103,576)	(334,692,318)
Total decrease in net assets	(68,054,139)	(379,812,413)

NET ASSETS
Beginning of year	532,312,778	912,125,191
End of year (including undistributed net investment
income of $16,604,210 and $8,566,528, respectively)	$464,258,639	$532,312,778

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 300 Fund

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Absolute Return 300 Fund 73

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2017	$9.76	.36	.23	.59	(.29)	(.29)	$10.06	6.24	$169,580.70		3.61	742[d]
October 31, 2016	10.18	.38	(.35)	.03	(.45)	(.45)	9.76	.36	226,657.70		3.92	428[d]
October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486[d]
October 31, 2014	10.81	.31	.03	.34	(.44)	(.44)	10.71	3.19	470,872.81		2.91	203[d]
October 31, 2013	10.58	.34	.05	.39	(.16)	(.16)	10.81	3.73	497,067	.78[e]	3.13[e]	246[f]
Class B
October 31, 2017	$9.71	.34	.23	.57	(.28)	(.28)	$10.00	5.96	$5,269.90		3.43	742[d]
October 31, 2016	10.12	.36	(.34)	.02	(.43)	(.43)	9.71	.22	7,014.90		3.75	428[d]
October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486[d]
October 31, 2014	10.75	.29	.02	.31	(.41)	(.41)	10.65	2.96	11,822	1.01	2.73	203[d]
October 31, 2013	10.53	.31	.05	.36	(.14)	(.14)	10.75	3.46	12,854	.98[e]	2.93[e]	246[f]
Class C
October 31, 2017	$9.65	.28	.24	.52	(.21)	(.21)	$9.96	5.43	$67,174	1.45	2.87	742[d]
October 31, 2016	10.06	.30	(.34)	(.04)	(.37)	(.37)	9.65	(.42)	86,726	1.45	3.18	428[d]
October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486[d]
October 31, 2014	10.68	.23	.02	.25	(.35)	(.35)	10.58	2.37	162,146	1.56	2.17	203[d]
October 31, 2013	10.44	.25	.06	.31	(.07)	(.07)	10.68	2.94	169,740	1.53[e]	2.39[e]	246[f]
Class M
October 31, 2017	$9.73	.35	.23	.58	(.29)	(.29)	$10.02	6.12	$5,206.75		3.57	742[d]
October 31, 2016	10.15	.37	(.34)	.03	(.45)	(.45)	9.73	.33	7,011.75		3.89	428[d]
October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486[d]
October 31, 2014	10.78	.31	.02	.33	(.43)	(.43)	10.68	3.13	11,043.86		2.85	203[d]
October 31, 2013	10.55	.33	.05	.38	(.15)	(.15)	10.78	3.68	11,228	.83[e]	3.08[e]	246[f]
Class P
October 31, 2017	$9.79	.39	.23	.62	(.30)	(.30)	$10.11	6.54	$76,710.45		3.90	742[d]
October 31, 2016†	9.69	.07	.03	.10	—	—	9.79	1.03*	56,131	.08*	.76*	428[d]
Class R
October 31, 2017	$9.77	.33	.24	.57	(.25)	(.25)	$10.09	5.96	$213.95		3.36	742[d]
October 31, 2016	10.14	.36	(.35)	.01	(.38)	(.38)	9.77	.13	278.95		3.69	428[d]
October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486[d]
October 31, 2014	10.77	.28	.03	.31	(.40)	(.40)	10.68	2.96	914	1.06	2.64	203[d]
October 31, 2013	10.54	.31	.05	.36	(.13)	(.13)	10.77	3.47	824	1.03[e]	2.86[e]	246[f]
Class R6
October 31, 2017	$9.82	.39	.23	.62	(.33)	(.33)	$10.11	6.45	$6,412.45		3.91	742[d]
October 31, 2016	10.24	.41	(.35)	.06	(.48)	(.48)	9.82	.65	5,426.45		4.25	428[d]
October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486[d]
October 31, 2014	10.88	.37	(.01)	.36	(.46)	(.46)	10.78	3.43	1,828.56		3.38	203[d]
October 31, 2013	10.63	.32[g]	.11	.43	(.18)	(.18)	10.88	4.06	2,573	.53[e]	2.91[e,g]	246[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74 Absolute Return 300 Fund	Absolute Return 300 Fund 75

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
October 31, 2017	$9.79	.39	.24	.63	(.33)	(.33)	$10.09	6.57	$133,695.45		3.92	742[d]
October 31, 2016	10.22	.40	(.35)	.05	(.48)	(.48)	9.79	.55	143,069.45		4.18	428[d]
October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486[d]
October 31, 2014	10.85	.33	.03	.36	(.46)	(.46)	10.75	3.42	438,177.56		3.06	203[d]
October 31, 2013	10.63	.36	.05	.41	(.19)	(.19)	10.85	3.93	253,607	.53[e]	3.37[e]	246[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/13
Class A	0.06%
Class B	0.06
Class C	0.06
Class M	0.06
Class R	0.06
Class R6	0.03
Class Y	0.06

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	656%

g The net investment income ratio and per share amount shown for the period may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

76 Absolute Return 300 Fund	Absolute Return 300 Fund 77

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective February 1, 2016, the fund terminated its class R5 shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

78 Absolute Return 300 Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Absolute Return 300 Fund 79

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the

80 Absolute Return 300 Fund

premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Absolute Return 300 Fund 81

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund

82 Absolute Return 300 Fund

is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $80,081 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,123,826 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,136,086 and may include amounts related to unsettled agreements.

Absolute Return 300 Fund 83

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2017, the fund had a capital loss carryover of $116,003,674 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$84,045,754	$26,736,033	$110,781,787	*
5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund

84 Absolute Return 300 Fund

reclassified $5,106,764 to increase undistributed net investment income and $5,106,764 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,523,260
Unrealized depreciation	(29,787,511)
Net unrealized depreciation	(13,264,251)
Undistributed ordinary income	16,602,795
Capital loss carryforward	(116,003,674)
Cost for federal income tax purposes	$546,311,975

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.600% of the fund’s average net assets before a decrease of $722,413 (0.147% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

Absolute Return 300 Fund 85

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,990 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $337, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

86 Absolute Return 300 Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$482,547
Class B	1.00%	0.45%	27,832
Class C	1.00%	1.00%	753,524
Class M	1.00%	0.30%	18,025
Class R	1.00%	0.50%	1,103
Total			$1,283,031

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $490 and no monies from the sale of class A and class M shares, respectively, and received $107 and $432 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $275 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,808,038,303	$3,951,681,419
U.S. government securities (Long-term)	—	—
Total	$3,808,038,303	$3,951,681,419

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	3,576,828	$35,202,421	3,720,998	$35,825,688
Shares issued in connection with
reinvestment of distributions	578,670	5,537,875	1,419,198	13,723,641
	4,155,498	40,740,296	5,140,196	49,549,329
Shares repurchased	(10,520,613)	(103,564,367)	(18,738,941)	(179,711,733)
Net decrease	(6,365,115)	$(62,824,071)	(13,598,745)	$(130,162,404)

Absolute Return 300 Fund 87

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	20,871	$203,150	45,381	$430,218
Shares issued in connection with
reinvestment of distributions	17,766	169,485	35,954	346,599
	38,637	372,635	81,335	776,817
Shares repurchased	(234,492)	(2,300,916)	(313,942)	(3,005,195)
Net decrease	(195,855)	$(1,928,281)	(232,607)	$(2,228,378)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	408,355	$3,983,580	891,281	$8,547,053
Shares issued in connection with
reinvestment of distributions	157,304	1,500,683	399,828	3,846,341
	565,659	5,484,263	1,291,109	12,393,394
Shares repurchased	(2,809,294)	(27,425,467)	(5,640,486)	(53,798,224)
Net decrease	(2,243,635)	$(21,941,204)	(4,349,377)	$(41,404,830)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	56,295	$548,449	69,399	$673,075
Shares issued in connection with
reinvestment of distributions	20,531	195,863	43,861	422,822
	76,826	744,312	113,260	1,095,897
Shares repurchased	(278,196)	(2,722,037)	(369,345)	(3,524,941)
Net decrease	(201,370)	$(1,977,725)	(256,085)	$(2,429,044)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 10/31/17		TO 10/31/16
Class P	Shares	Amount	Shares	Amount
Shares sold	3,642,269	$36,092,194	6,295,013	$61,153,483
Shares issued in connection with
reinvestment of distributions	187,712	1,802,034	—	—
	3,829,981	37,894,228	6,295,013	61,153,483
Shares repurchased	(1,973,837)	(19,493,966)	(563,688)	(5,512,815)
Net increase	1,856,144	$18,400,262	5,731,325	$55,640,668

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	2,606	$25,851	6,003	$57,211
Shares issued in connection with
reinvestment of distributions	586	5,641	1,470	14,260
	3,192	31,492	7,473	71,471
Shares repurchased	(10,577)	(104,354)	(16,329)	(156,878)
Net decrease	(7,385)	$(72,862)	(8,856)	$(85,407)

88 Absolute Return 300 Fund

	PERIOD ENDED 10/31/16*
Class R5	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	53	509
	53	509
Shares repurchased	(1,110)	(10,555)
Net decrease	(1,057)	$(10,046)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	133,167	$1,319,269	463,177	$4,426,076
Shares issued in connection with
reinvestment of distributions	18,764	180,139	7,045	68,404
	151,931	1,499,408	470,222	4,494,480
Shares repurchased	(70,613)	(698,697)	(58,788)	(565,892)
Net increase	81,318	$800,711	411,434	$3,928,588

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,027,883	$59,288,582	10,331,226	$100,475,814
Shares issued in connection with
reinvestment of distributions	387,657	3,713,750	1,260,966	12,218,762
	6,415,540	63,002,332	11,592,192	112,694,576
Shares repurchased	(7,769,789)	(76,562,738)	(34,342,250)	(330,636,041)
Net decrease	(1,354,249)	$(13,560,406)	(22,750,058)	$(217,941,465)

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,148 class R6 shares of the fund (0.18% of class R6 shares outstanding), valued at $11,606.

At the close of the reporting period, a fund within the Putnam RetirementReady Funds owned 6.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Short Term
Investment Fund**	$19,492,391	$455,355,150	$433,709,006	$272,500	$41,138,535
Total Short-term
investments	$19,492,391	$455,355,150	$433,709,006	$272,500	$41,138,535

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Absolute Return 300 Fund 89

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$68,200,000
Purchased currency options (contract amount)	$28,100,000
Purchased swap option contracts (contract amount)	$1,171,000,000
Written TBA commitment option contracts (contract amount)	$136,500,000
Written currency options (contract amount)	$28,100,000
Written swap option contracts (contract amount)	$1,093,900,000
Futures contracts (number of contracts)	80
Forward currency contracts (contract amount)	$301,800,000
OTC interest rate swap contracts (notional)	$5,100,000
Centrally cleared interest rate swap contracts (notional)	$1,129,500,000
OTC total return swap contracts (notional)	$171,600,000
Centrally cleared total return swap contracts (notional)	$21,000,000
OTC credit default contracts (notional)	$61,500,000
Centrally cleared credit default contracts (notional)	$6,800,000

90 Absolute Return 300 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$3,690,875	Unrealized depreciation	$8,490,722*
Foreign exchange	Investments,
contracts	Receivables	1,473,462	Payables	1,945,838
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	12,657,903*	Unrealized depreciation	12,565,595*
Total		$17,822,240		$23,002,155

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(46,638)	$(46,638)
Foreign exchange contracts	763,740	—	3,694,597	—	$4,458,337
Interest rate contracts	(2,394,293)	(3,409,070)	—	12,130,606	$6,327,243
Total	$(1,630,553)	$(3,409,070)	$3,694,597	$12,083,968	$10,738,942

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,365,163)	$(1,365,163)
Foreign exchange contracts	(110,759)	—	(2,027,679)	—	$(2,138,438)
Interest rate contracts	663,228	1,692,413	—	(2,746,811)	$(391,170)
Total	$552,469	$1,692,413	$(2,027,679)	$(4,111,974)	$(3,894,771)

Absolute Return 300 Fund 91

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

							Credit Suisse
			Barclays				Securities						Morgan
			Capital, Inc.		Citigroup		(USA), LLC	Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Stanley & Co.	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	(clearing	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	International	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	broker)	International	Association	N.A.	Securities LLC	& Smith, Inc.	PLC	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$353,078	$—	$—	$—	$13,565	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$366,643
OTC Total return swap contracts*#	330	1,586	—	—	—	14,735	—	4,478	—	—	2,982	—	—	—	—	—	—	24,111
Centrally cleared total return
swap contracts§	—	—	10,074	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,074
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	96,097	1,221,483	—	1,871,069	—	—	502,226	—	—	—	—	—	—	3,690,875
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	110,952	90,732	—	46,963	—	129,934	—	193,218	173,794	102,435	—	—	—	110,514	37,130	201,551	107,338	1,304,561
Forward premium swap
option contracts#	393,186	—	—	95,738	—	869	—	—	—	286,693	—	—	—	—	—	—	—	776,486
Purchased swap options**#	883,809	—	—	1,035,861	—	506,136	—	1,829,862	—	1,806,980	—	—	—	—	—	—	—	6,062,648
Purchased options**#	112,775	—	—	—	—	—	—	—	—	533,015	—	—	—	—	—	—	—	645,790
Total Assets	$1,501,052	$92,318	$363,152	$1,178,562	$96,097	$1,873,157	$13,565	$3,898,627	$173,794	$2,729,123	$505,208	$—	$—	$110,514	$37,130	$201,551	$107,338	$12,881,188
Liabilities:
Centrally cleared interest rate
swap contracts§	$—	$—	$243,181	$—	$—	$—	$22,773	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$265,954
OTC Total return swap contracts*#	—	193,293	—	2,811	—	26,557	—	78,732	—	1,308	16,300	—	—	—	—	—	—	319,001
Centrally cleared total return
swap contracts§	—	—	8,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,705
OTC Credit default contracts —
protection sold*#	347,771	—	—	—	—	3,240,371	—	1,741,231	—	—	2,356,779	—	—	—	—	—	—	7,686,152
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	13,752	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,752
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	27,712	—	—	—	—	—	27,712
Forward currency contracts#	106,419	46,264	—	217,849	—	59,794	—	373,975	—	250,304	—	—	—	239,915	366,555	237,182	—	1,898,257
Forward premium swap
option contracts#	261,968	100,186	—	32,752	—	—	—	9,236	—	185,569	—	—	7,350	—	—	—	—	597,061
Written swap options#	829,281	—	—	1,391,582	—	389,291	—	1,764,512	—	1,895,351	—	—	—	—	—	—	—	6,270,017
Written options#	34,148	—	—	—	—	—	—	—	—	446,432	—	—	—	—	—	—	—	480,580
Total Liabilities	$1,579,587	$339,743	$265,638	$1,644,994	$—	$3,716,013	$22,773	$3,967,686	$—	$2,778,964	$2,373,079	$27,712	$7,350	$239,915	$366,555	$237,182	$—	$17,567,191

92 Absolute Return 300 Fund	Absolute Return 300 Fund 93

							Credit Suisse
			Barclays				Securities						Morgan
			Capital, Inc.		Citigroup		(USA), LLC	Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Stanley & Co.	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	(clearing	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	International	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	broker)	International	Association	N.A.	Securities LLC	& Smith, Inc.	PLC	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Total Financial and Derivative
Net Assets	$(78,535)	$(247,425)	$97,514	$(466,432)	$96,097	$(1,842,856)	$(9,208)	$(69,059)	$173,794	$(49,841)	$(1,867,871)	$(27,712)	$(7,350)	$(129,401)	$(329,425)	$(35,631)	$107,338	$(4,686,003)
Total collateral received (pledged)†##	$(78,535)	$(241,443)	$—	$(443,201)	$96,097	$(1,842,856)	$—	$—	$122,535	$(30,929)	$(1,867,871)	$—	$—	$(110,745)	$(291,564)	$—	$—
Net amount	$—	$(5,982)	$97,514	$(23,231)	$—	$—	$(9,208)	$(69,059)	$51,259	$(18,912)	$—	$(27,712)	$(7,350)	$(18,656)	$(37,861)	$(35,631)	$107,338
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$110,000	$—	$—	$—	$122,535	$—	$—	$—	$—	$—	$—	$—	$—	$232,535
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$80,081	$—	$—	$—	$—	$—	$—	$80,081
Collateral (pledged) (including
TBA commitments)**	$(120,722)	$(241,443)	$—	$(443,201)	$—	$(1,923,736)	$—	$—	$—	$(30,929)	$(1,973,746)	$—	$—	$(110,745)	$(291,564)	$—	$—	$(5,136,086)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $104,758 and $12,525,950, respectively.

94 Absolute Return 300 Fund	Absolute Return 300 Fund 95

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

96 Absolute Return 300 Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Absolute Return 300 Fund 97

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

98 Absolute Return 300 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 300 Fund 99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100 Absolute Return 300 Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered	James F. Clark
Public Accounting Firm	Vice President and
KPMG LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Absolute Return 300 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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1-800-225-1581
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AN109 308584 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$107,331	$ —	$5,850	$ —
October 31, 2016	$98,027	$ —	$5,700	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,850 and $5,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$ —	$ —	$ —

October 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017